Document And Entity Information	9 Months Ended
	Sep. 30, 2011	Nov. 09, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	CATASYS, INC.
Document Type	S-1
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		21,385,467
Amendment Flag	false
Entity Central Index Key	0001136174
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Document Period End Date	Sep 30, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q3

Condensed Consolidated Balance Sheets (USD $) In Thousands	Sep. 30, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 53	$ 4,605
Receivables, net of allowance for doubtful accounts of $3 and $36, respectively	111	73
Prepaids and other current assets	292	183
Total current assets	456	4,861
Long-term assets
Property and equipment, net of accumulated depreciation of $5,693 and $5,864 respectively	113	194
Intangible assets, net of accumulated amortization of $2,115 and $1,938 respectively	2,246	2,423
Deposits and other assets	229	466
Total Assets	3,044	7,944
Current liabilities
Accounts payable	1,685	1,665
Accrued compensation and benefits	773	706
Deferred revenue	15
Other accrued liabilities	1,243	1,036
Short-term debt, net of debt discount of $437 and $0, respectively	213
Total current liabilities	3,929	3,407
Long-term liabilities
Long-term debt		5,824
Deferred rent and other long-term liabilities	13
Warrant liabilities	1,059	8,890
Total liabilities	5,001	18,121
Stockholders' equity
Common stock, $0.0001 par value; 2,000,000,000 shares authorized; 21,704,216 and 4,542,775 shares issued and outstanding at September 30, 2011 and December 31, 2010, respectively	83	18
Additional paid-in-capital	202,055	192,578
Accumulated deficit	(204,095)	(202,773)
Total Stockholders' Deficit	(1,957)	(10,177)
Total Liabilities and Stockholders' Equity	$ 3,044	$ 7,944

Condensed Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data	Sep. 30, 2011	Dec. 31, 2010
Allowance for Doubtful Accounts (in Dollars)	$ 3	$ 36
Property and equipment, accumulated depreciation (in Dollars)	5,693	5,864
Intangible assets, accumulated amortization (in Dollars)	$ 2,115	$ 1,938
Preferred stock par value (in Dollars per share)	$ 0.0001	$ 0.0001
Preferred stock, shares authorized	50,000,000	50,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value (in Dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized	2,000,000,000	2,000,000,000
Common stock, shares issued	21,704,216	4,542,775
Common stock, shares outstanding	21,704,216	4,542,775

Condensed Consolidated Statements of Operations (Unaudited) (USD $) In Thousands, except Share data	3 Months Ended		9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010
Revenues
Healthcare services revenues	$ 3	$ 9	$ 13	$ 19
License & Management services revenues	54	95	194	319
Total revenues	57	104	207	338
Operating expenses
Cost of healthcare services	161	99	428	174
General and administrative	2,376	2,581	8,329	9,254
Impairment losses		1		39
Depreciation and amortization	85	204	266	705
Total operating expenses	2,622	2,885	9,023	10,172
Loss from operations	(2,565)	(2,781)	(8,816)	(9,834)
Interest and other income		1	4	129
Interest expense	(224)	(41)	(923)	(312)
Gain on the sale of marketable securities				696
Other than temporary impairment of marketable securities		(32)
Loss on debt extinguishment			(41)
Change in fair value of warrant liability	464	913	8,465	1,807
Gain (Loss) from operations before provision for income taxes	(2,325)	(1,940)	(1,311)	(7,514)
Provision for income taxes	2	2	11	22
Net income (loss)	$ (2,327)	$ (1,942)	$ (1,322)	$ (7,536)
Basic and diluted net income (loss) per share:*
Basic and diluted net income (loss) per share* (in Dollars per share)	$ (0.11)	$ (0.97)	$ (0.08)	$ (4.18)
Weighted number of shares outstanding* (in Shares)	21,205	1,992	17,346	1,805

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands	9 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Net income (loss)	$ (1,322)	$ (7,536)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	266	705
Amortization of debt discount and issuance costs included in interest expense	747	147
Other than temporary impairment on marketable securities		(696)
Loss on debt extinguishment	41
Provision for doubtful accounts	12	35
Deferred rent	(22)	(269)
Share-based compensation expense	2,889	2,964
Fair value adjustment on warrant liability	(8,465)	(1,807)
Impairment losses		39
Gain on disposition of assets	2
Changes in current assets and liabilities:
Receivables	(50)	200
Prepaids and other current assets	129	45
Accounts payable and other accrued liabilities	666	(180)
Net cash used in operating activities	(5,107)	(6,353)
Investing activities:
Proceeds from sales and maturities of marketable securities		10,225
Proceeds from sales of property and equipment	7	1
Purchases of property and equipment	(18)	(1)
Deposits and other assets	(33)
Net cash provided by (used in) investing activities	(44)	10,225
Financing activities:
Proceeds from the issuance of common stock and warrants		2,000
Costs related to the issuance of common stock and warrants		(275)
Proceeds from bridge loan	650
Transaction Costs	(16)
Proceeds from UBS Line of Credit		450
Paydown on UBS line of credit		(6,908)
Paydown on senior secured note		(3,332)
Capital lease obligations	(35)	(39)
Net cash provided by (used in) financing activities	599	(8,104)
Net decrease in cash and cash equivalents	(4,552)	(4,232)
Cash and cash equivalents at beginning of period	4,605	4,595
Cash and cash equivalents at end of period	53	363
Supplemental disclosure of cash paid
Interest		154
Income taxes	18	51
Supplemental disclosure of non-cash activity
Beneficial conversion feature related to November financing	150
Property and equipment acquired through capital leases and other financing	18
For Outside Services [Member]
Supplemental disclosure of non-cash activity
Common stock issued	448	271
For Debt Settlement [Member]
Supplemental disclosure of non-cash activity
Common stock issued	141	1,235
For Conversion Of Debt [Member]
Supplemental disclosure of non-cash activity
Common stock issued	6,143
For Lead Director Services [Member]
Supplemental disclosure of non-cash activity
Common stock issued	361
For Exercise Of Warrants [Member]
Supplemental disclosure of non-cash activity
Common stock issued	$ 9

Consolidated Balance Sheet (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents	$ 4,605	$ 4,595
Marketable securities, at fair value		9,468
Receivables, net	73	308
Prepaids and other current assets	183	989
Total current assets	4,861	15,360
Long-term assets
Property and equipment, net of accumulated depreciation of $5,864 and $6,697, respectively	194	877
Intangible assets, net of accumulated amortization of $1,938 and $1,702, respectively	2,423	2,658
Deposits and other assets	466	210
Total Assets	7,944	19,105
Current liabilities
Accounts payable	1,665	2,266
Accrued compensation and benefits	706	941
Other accrued liabilities	1,036	2,431
Short-term debt		9,643
Total current liabilities	3,407	15,281
Long-term liabilities
Long-term debt	5,824
Deferred rent and other long-term liabilities		46
Warrant liabilities	8,890	1,089
Capital lease obligations		48
Total liabilities	18,121	16,464
Stockholders' equity
Common stock, $.0001 par value; 200,000,000 shares authorized; 4,542,000 and 1,631,000 shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively	18	7
Additional paid-in-capital	192,578	184,715
Accumulated other comprehensive income		696
Accumulated deficit	(202,773)	(182,777)
Total Stockholders' Equity	(10,177)	2,641
Total Liabilities and Stockholders' Equity	$ 7,944	$ 19,105

Consolidated Balance Sheet (Parentheticals) (USD $) In Thousands, except Share data	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Property and equipment, net of accumulated depreciation (in Dollars)	$ 5,693	$ 5,864	$ 6,697
Intangible assets, net of accumulated amortization (in Dollars)	$ 2,115	$ 1,938	$ 1,702
Preferred stock par value (in Dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Preferred stock, shares authorized	50,000,000	50,000,000	50,000,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, Par Value (in Dollars per share)	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, Shares Authorized	2,000,000,000	2,000,000,000	200,000,000
Common stock, Shares Issued	21,704,216	4,542,775	1,631,000
Common stock, Shares Outstanding	21,704,216	4,542,775	1,631,000

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Revenues
Healthcare services	$ 28
License and Management Revenue	420		1,530
Total revenues	448		1,530
Operating expenses
Cost of healthcare services	255		509
General and administrative expenses	12,784		18,034
Impairment losses			1,113
Depreciation and amortization	882		1,248
Total operating expenses	13,921		20,904
Loss from operations	(13,473)		(19,374)
Non-operating income (expenses)
Interest & other income	131		941
Interest expense	(1,025)		(1,142)
Loss on extinguishment of debt			(330)
Gain on the sale of marketable securities	696		160
Other than temporary impairment of marketable securities			(185)
Change in fair value of warrant liabilities	(6,303)		341
Loss from continuing operations before provision for income taxes	(19,974)		(19,589)
Provision for income taxes	22		18
Loss from continuing operations	(19,996)		(19,607)
Results of discontinued operations, net of tax			10,449
Net loss	$ (19,996)		$ (9,158)
Basic and diluted net income (loss) per share:*
Continuing operations* (in Dollars per share)	$ (9.21)	[1]	$ (13.53)	[1]
Discontinued operations* (in Dollars per share)		[1]	$ 7.21	[1]
Net loss per share* (in Dollars per share)	$ (9.21)	[1]	$ (6.32)	[1]
Weighted number of shares outstanding* (in Shares)	2,172	[1]	1,449	[1]

[1]	The financial statements have been retroactively restated to reflect the 40 to 1 reverse stock split that occurred on September 6, 2011.

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data	Common Stock [Member]	Additional Paid-in Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]	Total
Balance at Dec. 31, 2008	$ 6	$ 174,721		$ (173,619)	$ 1,108
Balance (in Shares) at Dec. 31, 2008	1,374,000
Common stock issued for outside services		265			265
Common stock issued for outside services (in Shares)	24,000
Common stock issued in registered direct placement, net of expenses	1	5,261			5,262
Common stock issued in registered direct placement, net of expenses (in Shares)	233,000
Options and warrants issued for employee and outside services		4,422			4,422
Exercise of options and warrants		16			16
Common stock issued for employee stock purchase plan		30			30
Net unrealized gain/(loss) on marketable securities available for sale			696		696
Net loss				(9,158)	(9,158)
Balance at Dec. 31, 2009	7	184,715	696	(182,777)	2,641
Balance (in Shares) at Dec. 31, 2009	1,631,000
Common stock issued for outside services	1	270			271
Common stock issued for outside services (in Shares)	18,000
Common stock issued in registered direct placement, net of expenses	10	1,789			1,799
Common stock issued in registered direct placement, net of expenses (in Shares)	2,757,000
Common stock issued for settlement on liabilities		1,234			1,234
Common stock issued for settlement on liabilities (in Shares)	136,000
Options and warrants issued for employee and outside services		4,570			4,570
Net unrealized gain/(loss) on marketable securities available for sale			(696)		(696)
Net loss				(19,996)	(19,996)
Balance at Dec. 31, 2010	$ 18	$ 192,578		$ (202,773)	$ (10,177)
Balance (in Shares) at Dec. 31, 2010	4,542,000

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Net loss	$ (19,996)	$ (9,158)
Adjustments to reconcile net loss to net cash used in operating activities:
(Income)/Loss from Discontinued Operations		(10,449)
Depreciation and amortization	882	1,247
Amortization of debt discount and issuance costs included in interest expense	761	798
Other than temporary impairment of marketable securities		185
Gain on sale of marketable securities	(696)	(159)
Provision for doubtful accounts	36	526
Deferred rent	(362)	151
Share-based compensation expense	4,969	4,621
Unrealized gain on Put Option		(758)
Other impairment loss		1,113
Loss on extinguishment of debt		230
Fair value adjustment on warrant liability	6,303	(341)
Loss on disposition of property and equipment	34	16
Changes in current assets and liabilities, net of business acquired:
Receivables	199	(88)
Prepaids and other current assets	164	284
Accounts payable and other accrued liabilities	(728)	(1,617)
Net cash used in operating activities of continuing operations	(8,434)	(13,399)
Net cash (used in) provided by operating activities of discontinued operations		(1,103)
Net cash used in operating activities	(8,434)	(14,502)
Investing activities
Purchases of marketable securities	10,225	1,420
Proceeds from sales of property and equipment	5	13
Proceeds from disposition of CompCare		1,500
Restricted cash		24
Purchases of property and equipment	(1)	(20)
Deposits and other assets	(246)	16
Net cash (used in) provided by investing activities	9,983	2,953
Net cash (used in) provided by investing activities of discontinued operations		39
Net cash (used in) provided by investing activities	9,983	2,992
Financing activities
Proceeds from the issuance of common stock and warrants	3,153	7,000
Cost related to the issuance of common stock and warrants	(623)	(689)
Proceeds from line of credit	450	2,072
Proceeds from financing note	5,465
Costs related to issuance of notes	(151)
Proceeds from bridge loan	500
Paydown on line of credit	(6,908)	(1,348)
Paydown on senior secured note	(3,332)	(1,668)
Capital lease obligations	(93)	(98)
Exercises of stock options and warrants		16
Net cash provided by financing activities	(1,539)	5,285
Net cash (used in) provided by financing activities of discontinued operations		(73)
Net cash provided by financing activities	(1,539)	5,212
Net increase (decrease) in cash and cash equivalents for continuing operations	10	(5,161)
Net increase (decrease) in cash and cash equivalents for discontinued operations		(1,137)
Net increase (decrease) in cash and cash equivalents	10	(6,298)
Cash and cash equivalents at beginning of period	4,595	10,893
Cash and cash equivalents at end of period	4,605	4,595
Supplemental disclosure of cash paid
Interest	154	247
Income taxes	52	93
Common stock issued for outside services	371	266
Common stock issued for settlement of payables	1,235	$-
Property and equipment acquired through capital leases and other financing		$ 22

Note 1. Basis of Consolidation, Presentation and Going Concern	9 Months Ended
Sep. 30, 2011
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
Note 1.   Basis of Consolidation, Presentation and Going Concern

The accompanying unaudited interim condensed consolidated financial statements for Catasys, Inc. (referred to herein as the “Company”, “Catasys”, “we”, “us” or “our”) and our subsidiaries have been prepared in accordance with the Securities and Exchange Commission (“SEC”) rules for interim financial information and do not include all information and notes required for complete financial statements. In our opinion, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.  Interim results are not necessarily indicative of the results that may be expected for the entire fiscal year. The accompanying financial information should be read in conjunction with the financial statements and the notes thereto in our most recent Annual Report on Form 10-K, from which the December 31, 2010 balance sheet has been derived.

Our financial statements have been prepared on the basis that we will continue as a going concern. At September 30, 2011, cash and cash equivalents amounted to  $53,000 and we had a working capital deficit of approximately  $3.5 million. We have incurred significant operating losses and negative cash flows from operations since our inception. During the nine months ended September 30, 2011, our cash used in operating activities amounted to  $5.1 million. We anticipate that we could continue to incur negative cash flows and net losses for the next twelve months. The financial statements do not include any adjustments relating to the recoverability of the carrying amount of the recorded assets or the amount of liabilities that might result from the outcome of this uncertainty. As of September 30, 2011, these conditions raised substantial doubt as to our ability to continue as a going concern.

Our ability to fund our ongoing operations and continue as a going concern is dependent on signing and generating revenue from new contracts for our Catasys managed care programs and the success of management’s plans to increase revenue and continue to control expenses. We have launched our program in Nevada, Kansas, and Massachusetts.  We have also signed an agreement with a health plan in Louisiana, which is expected to launch in the first quarter of 2012. In aggregate, the contracts we have signed make our program available to 520,000 health plan members. We expect to generate revenue and cash from these contracts later this year. In addition, we have successfully reduced our operating expenses to better scale our ongoing operations.

As of November 9, we had a balance of approximately  $243,000 cash on hand. We had working capital deficit of approximately  $3.5 million at September 30, 2011 and have continued to deplete our cash position subsequent to September 30, 2011. We have incurred significant net losses and negative operating cash flows since our inception. We could continue to incur negative cash flows and net losses for the next twelve months. Our current cash burn rate is approximately  $450,000 per month, excluding non-current accrued liability payments. We expect our current cash resources to cover expenses through November 2011, however delays in cash collections, revenue, or unforeseen expenditures could impact this estimate. We will need to immediately obtain additional capital and there is no assurance that additional capital can be raised in an amount which is sufficient for us or on terms favorable to our stockholders, if at all.  If we do not immediately obtain additional capital, there is a significant doubt as to whether we can continue to operate as a going concern and we will need to curtail or cease operations or seek bankruptcy relief.  If we discontinue operations, we may not have sufficient funds to pay any amounts to stockholders.

In August 2011, we entered into a Securities Purchase Agreement with Socius Capital Group, LLC ("Socius"), an affiliate of the Company, pursuant to which we received  $650,000 and issued a secured convertible note (the "August 2011 Bridge Note") and a warrant to purchase an aggregate of 2,500,000 shares of the Company's common stock (the “Common Stock”) or in the event of a financing of at least  $2,000,000 (a “Qualified Financing”), an amount equal to the price per share of the securities issued in Qualified Financing multiplied by a factor equal to twice the product of the number of warrants issued in the Qualified Financing divided by the number of shares issued in the Qualified Financing at a purchase price of  $0.32 per share (the "August 2011 Bridge Warrant").  The August 2011 Bridge Warrant expires on August 17, 2016. The August 2011 Bridge Warrant contains anti-dilution provisions. As a result, if we, in the future, issue or grant any rights to purchase any of our Common Stock, or other security convertible into our Common Stock, for a per share price less than the exercise price of the August 2011 Bridge Warrant, the exercise price of the August 2011 Bridge Warrant will be reduced to such lower price, subject to customary exceptions. The August 2011 Bridge Note had an original maturity in November 2011 and bears interest at an annual rate of 12% payable in cash at maturity, prepayment, or conversion.  The August 2011 Bridge Note and any accrued interest are convertible at the holders' option into Common Stock or the securities issued in the next Qualified Financing.  The conversion price for the August 2011 Bridge Note, if converted at the holder's option, is equal to the lowest of (i)  $0.26 per share of Common Stock, (ii) the lowest price per share of Common Stock into which any security is convertible in any Qualified Financing, and (iii) the volume weighted average price per share for the 10 days following the effective date of the reverse split. The August 2011 Bridge Note is secured by a first priority security interest in all assets of the Company. In October 2011, in connection with the October 2011 Bridge Note (as defined below) the Company entered into a Consent Agreement (the “Consent Agreement”) with Socius and David E. Smith.  The Consent Agreement provided that the maturity date of the August 2011 Bridge Note be extended to January 5, 2012, and provided that the August 2011 Bridge Note and the October 2011 Bridge Note be secured by a first priority security interest in all assets of the Company on a pari passu basis.

In October 2011, we entered into a Securities Purchase Agreement with David E. Smith, pursuant to which we received  $680,000 and issued a senior secured convertible note (the “October 2011 Bridge Note”) and a warrant to purchase an aggregate of 2,615,385 shares of the Common Stock or in the event of a Qualified Financing, an amount equal to the price per share of securities issued in the Qualified Financing multiplied by a factor equal to twice the product of the number of warrants issued in the Qualified Financing divided by the number of shares of Common Stock issued in the Qualified Financing at a purchase price of  $0.32 per share (the “October 2011 Bridge Warrant”).  The October 2011 Bridge Warrant expires on October 5, 2016. The October 2011 Bridge Warrant contains anti-dilution provisions. As a result, if we, in the future, issue or grant any rights to purchase any of our Common Stock, or other security convertible into our Common Stock, for a per share price less than the exercise of the October 2011 Bridge Warrant, the exercise price of the October 2011 Bridge Warrant will be reduced to such lower price, subject to customary exceptions. The October 2011 Bridge Note matures in January 2012 and bears interest at an annual rate of 12% payable in cash at maturity, prepayment, or conversion.  The October 2011 Bridge Note and any accrued interest are convertible at the holders' option into Common Stock or the securities issued in the next Qualified Financing.  The conversion price for the October 2011 Bridge Note if converted at the holder's option is equal to the lower of (i)  $0.26 per share of Common Stock and (ii) the lowest price per share of Common Stock into which any security is convertible in any Qualified Financing. The October 2011 Bridge Note is secured on a pari passu basis with the August 2011 Bridge Note by a first priority security interest in all assets of the Company.

In November 2011, we entered into Amended and Restated Secured Convertible Promissory Notes (the “Amended and Restated Notes”) with Socius and David E. Smith (collectively, the “Parties”), to increase the outstanding principal amounts under August 2011 Bridge Note by  $160,000 and under the October 2011 Bridge Note by  $100,000. In connection with the Amended and Restated Notes additional warrants were issued to such respective parties to purchase an additional 615,385 and 384,615 shares of the Common Stock or in the event of a Qualified Financing, an amount equal to the price per share of securities issued in the Qualified Financing multiplied by a factor equal to twice the product of the number of warrants issued in the Qualified Financing divided by the number of shares of Common Stock issued in the Qualified Financing at a purchase price of  $0.32 per share (the “November 2011 Warrants”).  The exercise price of and number of shares of Common Stock underlying the November 2011 Warrants are subject to adjustment for financings and share issuances below the initial exercise price. The Amended and Restated Notes mature in January 2012 and bear interest at an annual rate of 12% payable in cash at maturity, prepayment or conversion.  The Amended and Restated Notes and any accrued interest are convertible at the holder’s option into Common Stock or securities in the Qualified Financing.  The conversion price for the Amended and Restated Notes is equal to the lower of (i)  $0.26 per share of Common Stock, and (ii) the lowest price per share of Common Stock into which any security is convertible in any Qualified Financing.  In November 2011, the Company entered into an Amendment to Consent Agreement (the “Consent Amendment”) with the Parties to amend the Consent Agreement to adjust the Parties respective sharing percentages in recoveries against collateral securing the Amended and Restated Notes in order to reflect the increased principal amounts thereunder.

Based on the provisions of our management services agreement (“MSA”) between us and our managed professional medical corporation, we have determined that our managed professional medical corporation constitutes a variable interest entity, and that we are the primary beneficiary as defined in Financial Accounting Standards Board (“FASB”) Interpretation No. 46R “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51” (“FIN 46R”).  Accordingly, we are required to consolidate the revenue and expenses of our managed professional medical corporation. See Management Service Agreement heading under Note 2, Summary of Significant Accounting Policies, for more discussion.

All intercompany transactions and balances have been eliminated in consolidation.

Note 2. Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Significant Accounting Policies [Text Block]
Note 2.   Summary of Significant Accounting Policies

Revenue Recognition

Healthcare Services

Our Catasys contracts are generally designed to provide fees to us on a monthly basis based on enrolled members. To the extent our contracts may include a minimum performance guarantee, we reserve a portion of the monthly fees that may be at risk until the performance measurement period is completed.  In some cases we receive lump sum fee upon member enrollment.  In such cases we recognize the lump sum fee ratably over the length of member enrollment.

License and Management Services

Our license and management services revenues are derived from licensing our PROMETA Treatment Program and providing administrative services to hospitals, treatment facilities and other healthcare providers, and from revenues generated by our managed treatment centers.  We record revenues earned based on the terms of our licensing and management contracts, which requires the use of judgment, including the assessment of the collectability of receivables. Licensing agreements typically provide for a fixed fee on a per-patient basis, payable to us following the providers’ commencement of the use of our program to treat patients.  For revenue recognition purposes, we treat the program licensing and related administrative services as one unit of accounting.  We record the fees owed to us under the terms of the agreements at the time we have performed substantially all required services for each use of our program, which according to our license agreements is in the period in which the provider begins using the program for medically directed and supervised treatment of a patient.

The revenues of our managed treatment centers, which we include in our consolidated financial statements, are derived from charging fees directly to patients for medical and mental health treatments, including the PROMETA Treatment Program.  Revenues from patients treated with PROMETA at our managed treatment center are recorded based on the number of days of treatment completed during the period as a percentage of the total number of treatment days for the PROMETA Treatment Program.  Revenues relating to the continuing care portion of the PROMETA Treatment Program are deferred and recorded over the period during which the continuing care services are provided.  Revenues related to other mental health and medical services are recognized when services are provided.

Cost of Healthcare Services

Healthcare Services

The cost of healthcare services is recognized in the period in which an enrolled member actually receives services. We contract with various healthcare providers, including licensed medical and behavioral healthcare professionals on a contracted fee-for-service basis to provide services to members enrolled in our programs.  Healthcare services costs also include direct labor costs for our employees who work directly with members.

License and Management Services

License and management services represent direct costs that are incurred in connection with licensing our treatment programs and providing administrative services in accordance with the various technology license and services agreements, and are associated directly with the revenue that we recognize. Consistent with our revenue recognition policy, the costs associated with providing these services are recognized when services have been rendered, which for our license agreements is in the period in which patient treatment commences, and for our managed treatment center is in the periods in which medical treatment is provided. Such costs include royalties paid for the use of the PROMETA Treatment Program for patients treated by all licensees, and direct labor costs, continuing care expense, medical supplies and program medications for patients treated at our managed treatment center.

Comprehensive Income (Loss)

Our comprehensive income (loss) is as follows:

	Three Months Ended		Nine Months Ended
(In thousands)	September 30,		September 30,
	2011	2010	2011	2010
Net income (loss)	$(2,327)	$(1,942)	$(1,322)	$(7,536)
Net unrealized gain (loss) on marketable securities available for sale	-	-	-	(17)
Other comprehensive gain:
Net unrealized gain (loss) on marketable securities available for sale	-	-	-	(696)
Comprehensive income (loss)	$(2,327)	$(1,942)	$(1,322)	$(8,232)

Basic and Diluted Income (Loss) per Share

Basic income (loss) per share is computed by dividing the net income (loss) to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted income (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares, consisting of 7,414,381 and 649,067 of incremental common shares as of September 30, 2011 and 2010, respectively, issuable upon the exercise of stock options and warrants have been excluded from the diluted earnings per share calculation because their effect is anti-dilutive. The number of shares has been retroactively restated to reflect the 40 to 1 reverse stock split that occurred on September 6, 2011.

Share-Based Compensation

Our 2010 Stock Incentive Plan, as amended (“the Plan”), provides for the issuance of up to 5.8 million shares of our common stock. Incentive stock options (ISOs) under Section 422A of the Internal Revenue Code and non-qualified options (NSOs) are authorized under the Plan. We have granted stock options to executive officers, employees, members of our board of directors, and certain outside consultants. The terms and conditions upon which options become exercisable vary among grants, but option rights expire no later than ten years from the date of grant and employee and board of director awards generally vest over three to five years. At September 30, 2011, we had an aggregate of 5,055,772 vested and unvested shares outstanding and 696,825 shares available for future awards.

Share-based compensation expense attributable to continuing operations amounted to  $715,000 and  $2.9 million for the three and nine months ended September 30, 2011, compared to  $800,000 and  $3.0 million for the same periods in 2010.

Stock Options – Employees and Directors

We measure and recognize compensation expense for all share-based payment awards made to employees and directors based on estimated fair values on the date of grant. We estimate the fair value of share-based payment awards using the Black Scholes option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the consolidated statements of operations subsequent to January 1, 2006. We account for share-based awards to employees and directors using the intrinsic value method under previous FASB rules, allowable prior to January 1, 2006. Under the intrinsic value method, no share-based compensation expense had been recognized in our consolidated statements of operations for awards to employees and directors because the exercise price of our stock options equaled the fair market value of the underlying stock at the date of grant.

Share-based compensation expense attributable to continuing operations recognized for employees and directors for the three and nine months ended September 30, 2011 amounted to  $668,000 and  $2.6 million compared to  $765,000  and   $2.6 million in 2010.

Share-based compensation expense recognized in our consolidated statements of operations for the three and nine months ended September 30, 2011 and 2010, includes compensation expense for share-based payment awards granted prior to, but not yet vested as of, January 1, 2006 based on the grant date fair value estimated in accordance with the pro-forma provisions of  Statement of Financial Accounting Standards (“SFAS”) 123, and for the share-based payment awards granted subsequent to January 1, 2006 based on the grant date fair value estimated in accordance with the provisions of the Accounting Standards Council (“ASC”) 718. For share-based awards issued to employees and directors, share-based compensation is attributed to expense using the straight-line single option method. Share-based compensation expense recognized in our consolidated statements of operations for the three and nine months ended September 30, 2011 and 2010, is based on awards ultimately expected to vest, reduced for estimated forfeitures. Accounting rules for stock options require forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

During the three and nine months ended September 30, 2011, there were 0 and 16,250 options, respectively, granted to employees at the weighted average per share exercise price of  $0.72, the fair market value of our common stock at the dates of grant. For the same periods in 2010 we issued 10,000 and 10,000 options, respectively, at a weighted average per share exercise price of  $4.40. Employee and director stock option activity for the three and nine months ended September 30, 2011, was as follows:

	Shares	Weighted Avg. Exercise Price
Balance December 31, 2010	5,157,017	4.4
Cancelled	(343)	27.20
Balance March 31, 2011	5,156,674	4.40

Granted	16,250	0.73
Cancelled	(18,200)	4.80
Balance June 30, 2011	5,154,724	4.39

Cancelled	(324,144)	2.49
Balance September 30, 2011	4,830,580	4.51

The expected volatility assumptions have been based on the historical and expected volatility of our stock, measured over a period generally commensurate with the expected term. The weighted average expected option term for the three and nine months ended September 30, 2011 and 2010 reflects the application of the simplified method prescribed in SEC Staff Accounting Bulletin (SAB) No. 107 (and as amended by SAB 110), which defines the life as the average of the contractual term of the options and the weighted average vesting period for all option tranches.

As of September 30, 2011, there was  $1,706,147 of total unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of approximately 1.43 years.

Stock Options and Warrants – Non-employees

We account for the issuance of options and warrants for services from non-employees by estimating the fair value of warrants issued using the Black-Scholes pricing model. This model’s calculations include the option or warrant exercise price, the market price of shares on grant date, the weighted average risk-free interest rate, expected life of the option or warrant, expected volatility of our stock and expected dividends.

For options and warrants issued as compensation to non-employees for services that are fully vested and non-forfeitable at the time of issuance, the estimated value is recorded in equity and expensed when the services are performed and benefit is received. For unvested shares, the change in fair value during the period is recognized in expense using the graded vesting method.

For the three and nine months ended September 30, 2011, we issued 0 and 208,605 options, respectively, at a  $2.84 per share exercise price as compensation for consulting services. There were no options and warrants granted for the same period in 2010. For the three and nine months ended September 30, 2011 share-based compensation expense attributable to continuing operations relating to stock options and warrants related to non-employees amounted to  $6,000 and  $39,000, respectively, and was immaterial for the same periods in 2010.

Non-employee stock option activity for the three and nine months ended September 30, 2011, was as follows:

	Shares	Weighted Avg. Exercise Price
Balance December 31, 2010	35,805	138.59

Granted	208,600	2.84

Balance March 31, 2011	244,405	22.73

Cancelled	-	-

Balance June 30, 2011	244,405	22.73

Cancelled	(19,550)	134.86

Balance September 30, 2011	224,855	12.98

Common Stock

During the three months and nine months ended September 30, 2011, we issued 843,750 and 1,328,349 shares of common stock respectively valued at  $360,000 and  $1.3 million, in exchange for various services and in settlement of claims. For the same period in 2010, we issued 250,000 and 402,500 shares of common stock, valued at  $2.0 million and  $3.5 million, respectively. The costs associated with shares issued for services are being amortized to share-based compensation expense on a straight-line basis over the related service periods. For the three and nine months ended September 30, 2011 and 2010, share-based compensation expense relating to all common stock issued for consulting services was  $149,000 and   $315,000, compared to  $24,000 and  $401,000, respectively.

On March 17, 2011, the  $5.9 million debenture notes, including interest accrued through the same date, converted into 15,154,364 shares of common stock.

On September 6, 2011, the Company declared a reverse stock split of its common stock at a 40-for-1 ratio.  Catasys shareholders received one new share of Common Stock for every forty shares held.  The reverse stock split, which was approved by Catasys’s shareholders in March 2011, reduced the number of shares of outstanding Common Stock to approximately 21 million.  In lieu of fractional shares, shareholders received cash.

Employee Stock Purchase Plan

We have a qualified employee stock purchase plan (“ESPP”), approved by our stockholders, which allows qualified employees to participate in the purchase of designated shares of our Common Stock at a price equal to 85% of the lower of the closing price at the beginning or end of each specified stock purchase period. There were no shares of our Common Stock issued pursuant to the ESPP and, thus, no expense incurred for the three and nine months ended September 30, 2011 and 2010, respectively.

Income Taxes

The Company has recorded a full valuation allowance against its otherwise recognizable deferred tax assets as of September 30, 2011.  The Company utilizes the liability method of accounting for income taxes as set forth in ASC 740. Under the liability method, deferred taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities using tax rates expected to be in effect during the years in which the basis differences reverse. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized. In determining the need for valuation allowances the Company considers projected future taxable income and the availability of tax planning strategies.  After evaluating all positive and negative historical and perspective evidences, management has determined it is more likely than not that the Company's deferred tax assets will not be recognized.

The Company assesses its income tax positions and records tax benefits for all years subject to examination based upon the Company’s evaluation of the facts, circumstances and information available at the reporting date. For those tax positions where there is a greater than 50% likelihood that a tax benefit will be sustained, the Company has recorded the largest amount of tax benefit that may potentially be realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where there is less than 50% likelihood that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements.  Based on management's assessment of the facts, circumstances and information available, management has determined that all of the tax benefits for the period ended September 30, 2011 should be recognized.

Marketable Securities

Investments include certificates of deposit with maturity dates greater than three months when purchased. These investments are classified as available-for-sale investments, are reflected in current assets as marketable securities and are stated at fair market value in accordance with FASB accounting rules related to investment in debt securities. Unrealized gains and losses are reported in stockholders’ equity in our consolidated balance sheet in “accumulated other comprehensive income (loss).” Realized gains and losses are recognized in the statement of operations on the specific identification method in the period in which they occur. Declines in estimated fair value judged to be other-than-temporary are recognized as an impairment charge in the statement of operations in the period in which they occur.

Our marketable securities consisted of investments with the following maturities and approximate fair market values as of September 30, 2011 and December 31, 2010:

(in thousands)	Fair Market	Less than	More than
	Value	1 Year	10 Years
Balance at December 31, 2010
Certificates of deposit	$133	$133	$-

Balance at September 30, 2011
Certificates of deposit	$159	$159	$-

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs use to measure fair value. The fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable outputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level Input:	Input Definition:
Level I	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level II	Inputs, other than quoted prices included in Level I, that are observable for the asset or liability through corroboration with market data at the measurement date.
Level III	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The following table summarizes fair value measurements by level at September 30, 2011 and December 31, 2010 for assets and liabilities measured at fair value:

	Balance at September 30, 2011

(Dollars in thousands)	Level I	Level II	Level III	Total
Certificates of deposit	159	-	-	159
Total assets	159	-	-	159

Warrant liabilities	-	-	1,059	1,059
Total liabilities	-	-	1,059	1,059

(Dollars in thousands)
Intangible assets	-	-	2,246	2,246
Total assets	-	-	2,246	2,246

	Balance at December 31, 2010

(Dollars in thousands)	Level I	Level II	Level III	Total
Certificates of deposit	133	-	-	133
Total assets	133	-	-	133

Warrant liabilities	-	-	8,890	8,890
Total liabilities	-	-	8,890	8,890

(Dollars in thousands)
Intangible assets	-	-	2,423	2,423
Total assets	-	-	2,423	2,423

Financial instruments classified as Level 3 in the fair value hierarchy as of September 30, 2011, represent our liabilities measured at market value on a recurring basis which include warrant liabilities resulting from recent debt and equity financings. In accordance with current accounting rules, the warrant liabilities are being marked to market each quarter-end until they are completely settled. The warrants are valued using the Black-Scholes option-pricing model, using both observable and unobservable inputs and assumptions consistent with those used in our estimate of fair value of employee stock options. See Warrant Liabilities below.

The following table summarizes our fair value measurements using significant Level III inputs, and changes therein, for the three and nine months ended September 30, 2011:

Level III
Warrant
(Dollars in thousands)	Liabilities
Balance as of December 31, 2010	$8,890
Transfers in/(out) of Level III	(9)
Change in Fair Value	(1,961)
Net purchases (sales)	-
Net unrealized gains (losses)	-
Net realized gains (losses)	-
Balance as of March 31, 2011	$6,920

Transfers in/(out) of Level III	-
Change in Fair Value	(6,040)
Net purchases (sales)	-
Net unrealized gains (losses)	-
Net realized gains (losses)	-
Balance as of June 30, 2011	$880

Transfers in/(out) of Level III	643
Change in Fair Value	(464)
Net purchases (sales)	-
Net unrealized gains (losses)	-
Net realized gains (losses)	-
Balance as of September 30, 2011	$1,059

Intangible Assets

As of September 30, 2011, the gross and net carrying amounts of intangible assets that are subject to amortization are as follows:

(In thousands)	Gross Carrying Amount	Accumulated Amortization	Net Balance	Amortization Period (in years)
Intellectual property	$4,361	$(2,115)	$2,246	9-14

During the three and nine months ended September 30, 2011, we did not acquire any new intangible assets and at September 30, 2011, all of our intangible assets consisted of intellectual property, which is not subject to renewal or extension. For the three and nine months ended September 30, 2011, we relied upon the 2009 external valuation and internal analysis at December 31, 2010 and September 30, 2011, which supported the independent, comprehensive valuation analysis and report intended to provide us with guidance with respect to (i) the determination of the fair value of certain patent rights (“PROMETA Rights”) or the (“Patents”) for the PROMETA Treatment Program (the “PROMETA Program”) and, (ii) appropriate useful lives over which the Patents should be amortized (the “Valuation Opinion and Report”).This Valuation Opinion and Report was and will be used by us to fulfill our obligations under ASC 820 to determine the fair value of intangible assets on our balance sheet for financial reporting purposes. In order to assist the third party in its valuation analysis: Management performed a comprehensive review of our business, operations, and prospects of the patents on a standalone basis, the historical performance of the Company in relation to the Patents, future expectations relating to the Patents and financial statement projections related to the Patents. Management provided revenue projections for the PROMETA Program, including revenue derived from Catasys Health which includes use of the PROMETA Program, over the remaining useful life of the Patents.

Additionally, it is important to note that our overall business model, business operations and future prospects of our business have not changed materially since we performed the reviews and analysis noted above, with the exception of the timing and annualized amounts of expected revenue.

Estimated remaining amortization expense for intangible assets for the current year and each of the next five years ending December 31 is as follows:

(In thousands)
Year	Amount
2011	$59
2012	$236
2013	$236
2014	$236
2015	$236

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Additions and improvements to property and equipment are capitalized at cost. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from two to seven years for furniture and equipment. Leasehold improvements are amortized over the lesser of the estimated useful lives of the assets or the related lease term, which is typically five to seven years.

Variable Interest Entities

Generally, an entity is defined as a Variable Interest Entity (“VIE”) under current accounting rules if it has (a) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (b) equity investors that cannot make significant decisions about the entity’s operations, or that do not absorb the expected losses or receive the expected returns of the entity. When determining whether an entity that is a business qualifies as a VIE, we also consider whether (i) we participated significantly in the design of the entity, (ii) we provided more than half of the total financial support to the entity, and (iii) substantially all of the activities of the VIE either involve us or are conducted on our behalf. A VIE is consolidated by its primary beneficiary, which is the party that absorbs or receives a majority of the entity’s expected losses or expected residual returns.

As discussed under the heading Management Services Agreement below, we have an MSA with a managed medical corporation. Under this MSA, the equity owner of the affiliated medical group has only a nominal equity investment at risk, and we absorb or receive a majority of the entity’s expected losses or expected residual returns. We participate significantly in the design of this MSA. We also agree to provide working capital loans to allow for the medical group to pay for its obligations. Substantially all of the activities of this managed medical corporation either involve us or are conducted for our benefit, as evidenced by the fact that under the MSA, we agree to provide and perform all non-medical management and administrative services for the respective medical group. Payment of our management fee is subordinate to payments of the obligations of the medical group, and repayment of the working capital loans is not guaranteed by the equity owner of the affiliated medical group or other third party. Creditors of the managed medical corporations do not have recourse to our general credit.

Based on the design and provisions of this MSA and the working capital loans provided to the medical group, we have determined that the managed medical corporation is a VIE, and that we are the primary beneficiary as defined in the current accounting rules. Accordingly, we are required to consolidate the revenues and expenses of the managed medical corporation.

Management Services Agreement

We have executed an MSA with a medical professional corporation and related treatment center, with terms generally ranging from five to ten years and provisions to continue on a month-to-month basis following the initial term, unless terminated for cause. Under the MSA, we license to the treatment center the right to use our proprietary treatment programs and related trademarks and provide all required day-to-day business management services, including, but not limited to:

●	general administrative support services;
●	information systems;

●	recordkeeping;
●	scheduling;

●	billing and collection;
●	marketing and local business development; and

●	obtaining and maintaining all federal, state and local licenses, certifications and regulatory permits.

The treatment center retains the sole right and obligation to provide medical services to its patients and to make other medically related decisions, such as the choice of medical professionals to hire or medical equipment to acquire and the ordering of drugs.

In addition, we provide medical office space to the treatment center on a non-exclusive basis, and we are responsible for all costs associated with rent and utilities. The treatment center pays us a monthly fee equal to the aggregate amount of (a) our costs of providing management services (including reasonable overhead allocable to the delivery of our services and including start-up costs such as pre-operating salaries, rent, equipment, and tenant improvements incurred for the benefit of the medical group, provided that any capitalized costs will be amortized over a five year period), (b) 10%-15% of the foregoing costs, and (c) any performance bonus amount, as determined by the treatment center at its sole discretion. The treatment center’s payment of our fee is subordinate to payment of the treatment center's obligations, including physician fees and medical group employee compensation.

We have also agreed to provide a credit facility to the treatment center to be available as a working capital loan, with interest at the Prime Rate plus 2%.  Funds are advanced pursuant to the terms of the MSA described above.  The notes are due on demand or upon termination of the respective MSA. At September 30, 2011, there was one outstanding credit facility under which  $11.1 million was outstanding. Our maximum exposure to loss could exceed this amount, and cannot be quantified as it is contingent upon the amount of losses incurred by the treatment center that we are required to fund under the credit facility.

Under the MSA, the equity owner of the affiliated treatment center has only a nominal equity investment at risk, and we absorb or receive a majority of the entity’s expected losses or expected residual returns. We participate significantly in the design of the MSA. We also agree to provide working capital loans to allow for the treatment center to pay for its obligations. Substantially all of the activities of these managed medical corporations either involve us or are conducted for our benefit, as evidenced by the facts that (i) the operations of the managed medical corporations are conducted primarily using our licensed protocols and (ii) under the MSA, we agree to provide and perform all non-medical management and administrative services for the respective treatment center. Payment of our management fee is subordinate to payments of the obligations of the treatment center, and repayment of the working capital loans is not guaranteed by the equity owner of the affiliated treatment center or other third party. Creditors of the managed medical corporations do not have recourse to our general credit. Based on these facts, we have determined that the managed medical corporations are VIEs and that we are the primary beneficiary as defined in current accounting rules.  Accordingly, we are required to consolidate the assets, liabilities, revenues and expenses of the managed treatment centers.

The amounts and classification of assets and liabilities of the VIE included in our Consolidated Balance Sheets at September 30, 2011 and December 31, 2010 are as follows:

(in thousands)	September 30, 2011	December 31, 2010
Cash and cash equivalents	$29	17
Receivables, net	7	7
Total assets	$36	24

Accounts payable	16	13
Note payable to Catasys, Inc.	11,124	10,444
Total liabilities	11,140	10,457

Warrant Liabilities

We have issued warrants to purchase our Common Stock in November 2007, September 2009, July 2010, September 2010, October 2010, November 2010, and August 2011, and when we amended and restated the senior secured note in July 2008. The warrant agreements include provisions that require us to record them as a liability, at fair value, pursuant to FASB accounting rules, including provisions in some warrants that protect the holders from declines in our stock price and a requirement to deliver registered shares upon exercise, which is considered outside of our control. The warrant liabilities are marked to market each reporting period and changes in fair value are recorded as a non-operating gain or loss in our statement of operations, until they are completely settled or expire. The fair value of the warrants is determined each reporting period using the Black-Scholes option pricing model, and is affected by changes in inputs to that model including our stock price, expected stock price volatility, interest rates and expected term.

For the three and nine months ended September 30, 2011, we recognized non-operating gains of  $464,000 and   $8.5 million, respectively, compared to  $913,000 and  $1.8 million, for the three and nine months ended September 30, 2010, respectively, related to the revaluation of our warrant liabilities.

Recent Accounting Pronouncements

Recently Adopted Accounting Guidance

In January 2010, the FASB issued Accounting Standards Update ASU No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820) – Improving Disclosures about Fair Value Measurements”. This guidance requires new disclosures related to recurring and nonrecurring fair value measurements. The guidance requires disclosure of transfers of assets and liabilities between Level 1 and Level 2 of the fair value measurement hierarchy, including the reasons and the timing of the transfers and information on purchases, sales, issuance, and settlements on a gross basis in the reconciliation of the assets and liabilities measured under Level 3 of the fair value measurement hierarchy. The adoption of this guidance is effective for interim and annual reporting periods beginning after December 15, 2009. We have adopted this guidance in the financial statements presented herein, which did not have a material impact on our consolidated financial position or results of operations.

Recent Accounting Guidance Not Yet Adopted

In January 2010, the FASB issued guidance to amend the disclosure requirements related to fair value measurements. The guidance requires the disclosure of roll forward activities on purchases, sales, issuance, and settlements of the assets and liabilities measured using significant unobservable inputs (Level 3 fair value measurements). The guidance will become effective for us with the reporting period beginning January 1, 2012. Other than requiring additional disclosures, the adoption of this new guidance will not have a material impact on our financial statements.

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income,” (“ASU 2011-05”). ASU 2011-05 eliminates the option to report other comprehensive income and its components in the statement of changes in equity. ASU 2011-05 requires that all non owner changes in stockholders’ equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements. This new guidance is to be applied retrospectively. We are required to adopt this standard as of the beginning of 2013. The adoption of this standard will only impact the presentation of our financial statements.

Note 1.  Summary of Significant Accounting Policies

Description of Business

We are a healthcare services company, providing specialized behavioral health services for substance abuse to health plans, employers and unions through a network of licensed healthcare providers and its employees.  The Catasys substance dependence program (OnTrak), was designed to address substance dependence as a chronic disease. The program seeks to lower costs and improve member health through the delivery of integrated medical and psychosocial interventions combining elements of traditional disease management and ongoing “care coaching”, including our proprietary PROMETA® Treatment Program for alcoholism and stimulant dependence.  The PROMETA Treatment Program, which integrates behavioral, nutritional and medical components, is also available on a private-pay basis through licensed treatment providers and a company managed treatment center that offers the PROMETA Treatment Program, as well as other treatments for substance dependencies.

From January 2007 until the sale of CompCare in January 2009, we operated within two reportable segments: healthcare services and behavioral health managed care services. Subsequent to the sale of CompCare, we revised our segments to reflect the disposal of CompCare. Our behavioral health managed care services segment, which had been comprised entirely of the operations of CompCare, is now presented in discontinued operations and is not a reportable segment. We now manage and report our operations through two business segments: license and management and healthcare services. Our license and management services segment focuses on providing licensing, administrative and management services to licensees that administer PROMETA and other treatment programs, including the managed treatment center that is licensed and managed by us. Our healthcare services segment combines innovative medical and psychosocial treatments with elements of traditional disease management and ongoing member support to help organizations treat and manage substance dependent populations, and is designed to lower both the medical and behavioral health costs associated with substance dependence and the related co-morbidities. Prior year financial statements have been restated to reflect this revised presentation. Substantially all of our consolidated revenues and assets are earned or located within the United States.

Basis of Consolidation and Presentation and Going Concern

Our consolidated financial statements include the accounts of the company, our wholly-owned subsidiaries, CompCare (discontinued operations), and company managed professional medical corporations. Based on the provisions of management services agreements between us and the medical corporations, we have determined that the medical corporations are variable interest entities (VIEs), and that we are the primary beneficiary as defined in the Financial Accounting Standards Board (FASB) rules for accounting for variable interest entities. Accordingly, we are required to consolidate the revenues and expenses of the managed medical corporations.

All inter-company transactions have been eliminated in consolidation. Certain amounts in the consolidated financial statements and notes thereto for the years ended December 31, 2009 have been reclassified to conform to the presentation for the year ended December 31, 2010.

Our financial statements have been prepared on the basis that we will continue as a going concern. At December 31, 2010, cash and cash equivalents amounted to  $4.6 million and we had a working capital of approximately  $1.4 million. We have incurred significant operating losses and negative cash flows from operations since our inception. During the year ended December 31, 2010, our cash used in operating activities amounted  $8.4 million. We anticipate that we could continue to incur negative cash flows and net losses for the next twelve months. The financial statements do not include any adjustments relating to the recoverability of the carrying amount of the recorded assets or the amount of liabilities that might result from the outcome of this uncertainty. As of December 31, 2010, these conditions raised substantial doubt as to our ability to continue as a going concern.

In October 2010, we entered into Securities Purchase Agreements with accredited investors, including Socius Capital Group, LLC ("Socius"), an affiliate of our Chairman and CEO, for  $500,000 of senior secured convertible notes and warrants to purchase shares of our common stock.

In November 2010, we completed a private placement with accredited investors, including Socius, in which we issued an aggregate of 2,500,000 shares of common stock at a price of  $0.40 per share and senior secured notes amounting to  $5,670,000, for gross proceeds of approximately  $6.9 million. We also issued three-year warrants to purchase an aggregate of approximately 549,000 additional shares of our common stock at an exercise price of  $0.40 per share. The fair value of the warrants at the date of issue was estimated at  $175,000, and this portion of the proceeds was accounted for as a liability since the warrant agreement contained a down round protection clause, which triggers liability accounting. We incurred approximately  $405,000 in fees to placement agents and other transaction costs in connection with the transaction, which includes approximately  $45,000 relating to 141,750 warrants issued to placement agents, representing the estimated fair value on the date of issue. These warrants are also being accounted for as liabilities on our consolidated balance sheet.

Our ability to fund our ongoing operations and continue as a going concern is dependent on signing and generating revenue from new contracts for our Catasys managed care programs and the success of management’s plans to increase revenue and continue to control expenses. We are currently in the process of implementing our recent Catasys contracts in Nevada , Kansas, and Massachusetts, and we expect that contract to become operational in the second quarter of 2011 Beginning in the fourth quarter of 2008, and continuing in each of the quarters during 2010, management took actions that have resulted in reducing annual operating expenses.  We have renegotiated certain leasing and vendor agreements to obtain more favorable pricing and to restructure payment terms with vendors, and have paid some expenses through the issuance of common stock. We amended the lease on premises which resulted in deferring payments and agreed to settle a lawsuit filed by a landlord in March 2010 related to a facility that is no longer in use. This amendment and the legal settlement required payments aggregating  $234,000 between July 1, 2010 and February 2011. The settlement has since been settled in full as of the date of this report.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosed in the accompanying notes. Significant areas requiring the use of management estimates include expense accruals, accounts receivable allowances, patient continuing care reserves, accrued claims payable, premium deficiencies, the useful life of depreciable assets, the evaluation of asset impairment, the valuation of warrant liabilities, put option related to auction rate securities, and shared-based compensation. Actual results could differ from those estimates.

Revenue Recognition

License and Management Services

Our license and management services revenues to date have been primarily derived from licensing our PROMETA Treatment Program and providing administrative services to hospitals, treatment facilities and other healthcare providers, and from revenues generated by our managed treatment centers.  We record revenues earned based on the terms of our licensing and management contracts, which requires the use of judgment, including the assessment of the collectability of receivables. Licensing agreements typically provide for a fixed fee on a per-patient basis, payable to us following the providers’ commencement of the use of our program to treat patients.  For revenue recognition purposes, we treat the program licensing and related administrative services as one unit of accounting.  We record the fees owed to us under the terms of the agreements at the time we have performed substantially all required services for each use of our program, which for of our license agreements is in the period in which the provider begins using the program for medically directed and supervised treatment of a patient.

The revenues of our managed treatment centers, which we include in our consolidated financial statements, are derived from charging fees directly to patients for medical treatments, including the PROMETA Treatment Program.  Revenues from patients treated at our managed treatment center are recorded based on the number of days of treatment completed during the period as a percentage of the total number treatment days for the PROMETA Treatment Program.  Revenues relating to the continuing care portion of the PROMETA Treatment Program are deferred and recorded over the period during which the continuing care services are provided.

Healthcare Services

Our Catasys contracts are generally designed to provide revenues to us monthly basis based on enrolled members. To the extent our contracts may include a minimum performance guarantee, we reserve a portion of the monthly fees that may be at risk until the performance measurement period in completed.

Cost of Services

License and Management Services

License and management services represent direct costs that are incurred in connection with licensing our treatment programs and providing administrative services in accordance with the various technology license and services agreements, and are associated directly with the revenue that we recognize. Consistent with our revenue recognition policy, the costs associated with providing these services are recognized when services have been rendered, which for our license agreements is in the period in which patient treatment commences, and for our managed treatment center is in the periods in which medical treatment is provided. Such costs include royalties paid for the use of the PROMETA Treatment Program for patients treated by all licensees, and direct labor costs, continuing care expense, medical supplies and program medications for patients treated at our managed treatment center.

Healthcare Services

Healthcare services cost of services is recognized in the period in which an eligible member actually receives services. Our Catasys subsidiary contracts with various healthcare providers, including licensed behavioral healthcare professionals, on a contracted rate basis.  We determine that a member has received services when we receive a claim within the contracted timeframe with all required billing elements correctly completed by the service provider. We then determine whether the member is eligible to receive such services and whether the services provided are covered by the benefit plan. If all these requirements are met, we authorize the services and the claim is processed for payment.

Share-Based Compensation

Under our 2003, 2007, and 2010 Stock Incentive Plans (“the Plans”), we have granted incentive stock options under Section 422A of the Internal Revenue Code and non-qualified options to executive officers, employees, members of our Board of Directors and certain outside consultants. We grant all such share-based compensation awards at no less than the fair market value of our stock on the date of grant. Employee and Board of Director awards generally vest on a straight-line basis over three years. Total share-based compensation expense on a consolidated basis amounted to  $5 million and  $4.6 million for the years ended December 31, 2010 and 2009, respectively.

Stock Options – Employees and Directors

We measure and recognize compensation expense for all share-based payment awards made to employees and directors based on estimated fair values on the date of grant. We estimate the fair value of share-based payment awards using the Black Scholes option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the consolidated statements of operations.

The estimated weighted average fair values of options granted during 2010 and 2009 were  $1.60,  $17.20 per share, respectively, and were calculated using the Black-Scholes pricing model based on the following assumptions:

	2010	2009
Expected volatility	112%	82%
Risk-free interest rate	1.76%	2.16-2.78%
Weighted average expected lives in years	5-6	5-6
Expected dividend	0%	0%

The expected volatility assumption for 2010 was based on the historical volatility of our stock, measured over a period generally commensurate with the expected term. The weighted average expected lives in years for 2010 and 2009 reflect the application of the simplified method set out in Security and Exchange Commission (SEC) Staff Accounting Bulletin (SAB) 107 (and as amended by SAB 110), which defines the life as the average of the contractual term of the options and the weighted average vesting period for all option tranches.  We use historical data to estimate the rate of forfeitures assumption for awards granted to employees, which was 32% in 2010 and 24% in 2009.

We have elected to adopt the detailed method prescribed in FASB’s accounting rules for share-based expense for calculating the beginning balance of the additional paid-in capital pool (APIC pool) related to the tax effects of employee share-based compensation, and to determine the subsequent impact on the APIC pool and consolidated statements of cash flows of the tax effects of employee share-based compensation awards that were outstanding upon adoption of such rules on January 1, 2006.

Stock Options and Warrants – Non-employees

We account for the issuance of stock options and warrants for services from non-employees by estimating the fair value of stock options and warrants issued using the Black-Scholes pricing model. This model’s calculations incorporate the exercise price, the market price of shares on grant date, the weighted average risk-free interest rate, expected life of the option or warrant, expected volatility of our stock and expected dividends.

For options and warrants issued as compensation to non-employees for services that are fully vested and non-forfeitable at the time of issuance, the estimated value is recorded in equity and expensed when the services are performed and benefit is received. For unvested shares, the change in fair value during the period is recognized in expense using the graded vesting method.

From time to time, we have retained terminated employees as part-time consultants upon their resignation from the company. Because the employees continue to provide services to us, their options continue to vest in accordance with the original terms. Due to the change in classification of the option awards, the options are considered modified at the date of termination. The modifications are treated as exchanges of the original awards in return for the issuance of new awards. At the date of termination, the unvested options are no longer accounted for as employee awards under FASB’s accounting rules for share-based expense but are instead accounted for as new non-employee awards. The accounting for the portion of the total grants that have already vested and have been previously expensed as equity awards is not changed. We recorded no expense in 2010 and  $63,000 in 2009, associated with modified liability awards.

Costs Associated with Streamlining our Operations

Throughout 2009 and 2010 we continued to streamline our operations to increase our focus on managed care opportunities. The actions taken in 2009 also included renegotiation of certain leasing and vendor agreements to obtain more favorable pricing and to restructure payment terms with vendors, which included negotiating settlements for outstanding liabilities and has resulted in delays and reductions in operating expenses. In May 2009, we terminated our management services agreement (MSA) with a medical professional corporation and a managed treatment center located in Dallas, Texas.

During the years ended December 31, 2010 and 2009, we recorded  $52,000 and  $480,000, respectively, in costs associated with actions taken to streamline our operations. A substantial portion of these costs represent severance and related benefits. The costs incurred in 2009 also include impairment of assets and other costs related to termination of the management service agreements for our Dallas managed treatment center. The costs incurred in 2009 also include costs incurred to close the San Francisco managed treatment center. Expenses and accrued liabilities for such costs are recognized and measured initially at fair value in the period when the liability is incurred.

Foreign Currency

The local currency is the functional currency for all of our international operations. In accordance with FASB’s foreign currency translation accounting rules, assets and liabilities of our foreign operations are translated from foreign currencies into U.S. dollars at year-end rates, while income and expenses are translated at the weighted-average exchange rates for the year. The related translation adjustments are included in our consolidated statements of operations under the caption general and administrative expenses and are immaterial.

Income Taxes

We account for income taxes using the liability method in accordance with ASC 740 Income Taxes (formerly SFAS 109, Accounting for Income Taxes). To date, no current income tax liability has been recorded due to our accumulated net losses. Deferred tax assets and liabilities are recognized for temporary differences between the financial statement carrying amounts of assets and liabilities and the amounts that are reported in the tax returns. Deferred tax assets and liabilities are recorded on a net basis; however, our net deferred tax assets have been fully reserved by a valuation allowance due to the uncertainty of our ability to realize future taxable income and to recover our net deferred tax assets.

In June 2006, the FASB issued FASB Interpretation No. 48 (FIN) 48, Accounting for Uncertainty in Income Taxes (incorporated into ASC 740), which clarifies the accounting for uncertainty in income taxes. FIN 48 requires that companies recognize in the consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit based on the technical merits of the position. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and disclosure. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 on January 1, 2007, with no impact to our consolidated financial statements.

Comprehensive Income

Comprehensive income generally represents all changes in stockholders’ equity during the period except those resulting from investments by, or distributions to, stockholders.  For the year ended December 31, 2010 we incurred a comprehensive loss of  $20.7 million, of that amount  $696,000 related to a net realized gain on marketable securities.

For the year ended December 31, 2009, we have no comprehensive income or loss items that are not reflected in earnings and accordingly, our net loss equals comprehensive loss for that period.

The components of total other comprehensive (loss) income for the years ended December 31, 2010 and 2009 are as follows:

	For Year Ended
(In thousands)	December 31,2010
	2010	2009
Net income (loss)	$(19,996)	$(9,158)
Other comprehensive gain:
Net unrealized gain (loss) on marketable securities available for sale	-	$696
Net realized gain (loss) on marketable securities included in loss from continuing operations	$(696)	$-
Comprehensive income (loss)	$(20,692)	$(8,462)

Basic and Diluted Loss per Share

Basic loss per share is computed by dividing the net loss to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted loss per share is computed by dividing the net loss for the period by the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Common equivalent shares, consisting of approximately 7,560,184 and 499,130 of incremental common shares as of December 31, 2010 and 2009, respectively, issuable upon the exercise of stock options and warrants, have been excluded from the diluted loss per share calculation because their effect is anti-dilutive.

Cash and Cash Equivalents

We invest available cash in short-term commercial paper and certificates of deposit.  Liquid investments with an original maturity of three months or less when purchased are considered to be cash equivalents.

Marketable Securities

Investments include ARS and certificates of deposit with maturity dates greater than three months when purchased. These investments are classified as available-for-sale investments, are reflected in current assets as marketable securities and are stated at fair market value in accordance with FASB accounting rules related to investment in debt securities. Unrealized gains and losses are reported in stockholders’ equity in our consolidated balance sheet in “accumulated other comprehensive income (loss).” Realized gains and losses are recognized in the statement of operations on the specific identification method in the period in which they occur. Declines in estimated fair value judged to be other-than-temporary are recognized as an impairment charge in the statement of operations in the period in which they occur.

In making our determination whether losses are considered to be “other-than-temporary” declines in value, we consider the following factors at each quarter-end reporting period:

•	How long and by how much the fair value of the securities have been below cost

•	The financial condition of the issuers

•	Any downgrades of the securities by rating agencies

•	Default on interest or other terms

•	Whether it is more likely than not that we will be required to sell the securities before they recover in value

In accordance with current accounting rules for investments in debt securities and additional application guidance issued by the FASB in April 2009, other-than-temporary declines in value are reflected as a non-operating expense in our consolidated statement of operations if it is more likely than not that we will be required to sell the ARS before they recover in value, whereas subsequent increases in value are reflected as unrealized gains in accumulated other comprehensive income in stockholders’ equity in our consolidated balance sheet.

Our marketable securities consisted of investments with the following maturities as of December 31, 2010 and 2009:

(in thousands)	Fair Market	Less than	More than
	Value	1 Year	10 Years
Balance at December 31, 2009
Certificates of deposit	$133	$133	$-
Auction-rate securities	9,468	9,468	-

Balance at December 31, 2010
Certificates of deposit	$133	$133	$-

The carrying value of all securities presented above approximated fair market value at December 31, 2010 and 2009, respectively.

Auction-Rate Securities

Since February 2008, auctions for these securities had failed; meaning the parties desiring to sell securities could not be matched with an adequate number of buyers, resulting in our having to continue to hold these securities. The maturity dates of the underlying securities of our ARS investments ranged from 18 to 37 years.  In October 2008, our portfolio manager, UBS AG (UBS) made a rights offering to its clients, pursuant to which we are entitled to sell to UBS all ARS held by us in our UBS account. We subscribed to the rights offering in November 2008, which permitted us to require UBS to purchase our ARS for a price equal to original par value plus any accrued but unpaid interest beginning on June 30, 2010 and ending on July 2, 2012, if the securities were not earlier redeemed or sold. During the year ended December 31, 2010,  $10.2 million (par value) of ARS were redeemed at par by the issuer.

 The rights offering referred to above was effectively a put option agreement. Consequently, we recognized the put option agreement as a separate asset in the amount of approximately  $758,000 in accordance with FASB accounting rules and it is included at fair market value in other current assets in our consolidated balance sheet at December 31, 2009. As the ARS were redeemed at par value we determined that the fair market value of the ARS at June 30, 2010 was the redemption amount, and as a result have written down the value of the put option to zero at June 30, 2010.  The related  $758,000 reduction in the value of the put option is reflected as a charge to gain on sale of marketable securities in our consolidated income statement for the year ended December 31, 2010.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. The fair value hierarchy distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level Input:	Input Definition:
Level I	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level II	Inputs, other than quoted prices included in Level I, that are observable for the asset or liability through corroboration with market data at the measurement date.
Level III	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The following tables summarize fair value measurements by level at December 31, 2010 and 2009 for assets and liabilities measured at fair value on a recurring basis:

	2009
(Dollars in thousands)	Level I	Level II	Level III	Total
Variable auction-rate securities	$-	$-	$9,468	$9,468
Put option	-	-	758	758
Certificates of deposit (1)	133	-	-	133
Total assets	$133	$-	$10,226	$10,359

Warrant liabilities	$-	$-	$1,089	$1,089
Total liabilities	$-	$-	$1,089	$1,089

(1) included in deposits and other assets on our consolidated balance sheets

(Dollars in thousands)	Level I	Level II	Level III	Total
Intangible assets	-	-	2,658	2,658
Total assets	$-	$-	$2,658	$2,658

	2010
(Dollars in thousands)	Level I	Level II	Level III	Total
Certificates of deposit (1)	133	-	-	133
Total assets	133	-	-	133

Warrant liabilities	-	-	8,890	8,890
Total liabilities	-	-	8,890	8,890

(1) included in deposits and other assets on consolidated balance sheets

(Dollars in thousands)
Intangible assets	-	-	2,423	2,423
Total assets	-	-	2,423	2,423

Financial instruments classified as Level 3 in the fair value hierarchy as of December 31, 2009 represent our investment in ARS and a Put Option, in which management has used at least one significant unobservable input in the valuation model. See discussion above in Marketable Securities for additional information on our ARS, including a description of the securities, a discussion of the uncertainties relating to their liquidity and our accounting treatment. As discussed above, the market for ARS effectively ceased when the vast majority of auctions began to fail in February 2008. As a result, quoted prices for our ARS did not exist during the first half of 2010 and, accordingly, we concluded that Level 1 inputs were not available and unobservable inputs were used. We determined that use of a valuation model was the best available technique for measuring the fair value of our ARS portfolio and we based our estimates of the fair value using valuation models and methodologies that utilize an income-based approach to estimate the price that would be received to sell our securities in an orderly transaction between market participants. The estimated price was derived as the present value of expected cash flows over an estimated period of illiquidity, using a risk adjusted discount rate that was based on the credit risk and liquidity risk of the securities. While our valuation model was based on both Level II (credit quality and interest rates) and Level III inputs, we determined that the Level III inputs were the most significant to the overall fair value measurement, particularly the estimates of risk adjusted discount rates and estimated periods of illiquidity.

As discussed above, there have been continued auction failures with our ARS portfolio and as a result, active markets for our ARS did not exist and we relied primarily on Level III inputs, for fair valuation measures as of December 31, 2009. On July 2, 2010, upon trade settlement, we collected the  $2.2 million receivable related to the sale of the remainder of our ARS portfolio As of December 31, 2010, our ARS Portfolio was fully liquidated at par.

Liabilities measured at market value on a recurring basis include warrant liabilities resulting from a recent debt and equity financing. In accordance with current accounting rules, the warrant liabilities are being marked to market each quarter-end until they are completely settled. The warrants are valued using the Black-Scholes option pricing model, using both observable and unobservable inputs and assumptions consistent with those used in our estimate of fair value of employee stock options. See Warrant Liabilities below.

The following table summarizes our fair value measurements using significant Level III inputs, and changes therein, for the year ended December 31, 2009:

(Dollars in thousands)	Level III ARS & Put Option			Level III Warrant Liabilities
Balance as of December 31, 2008	$10,072		Balance as of December 31, 2008	$-
Change in value	758	(c)	Transfers in/out of Level III	157
Net purchases (sales)	(1,275)		Initial valuation of warrant liabilities	1,273	(b)
Net unrealized gains (losses)	696		Change in fair value of warrant liabilities	(341)
Net realized gains (losses)	(25)	(a)
Balance as of December 31, 2009	$10,226		Balance as of December 31, 2009	$1,089

(a)	Includes other-than-temporary loss on auction-rate securities.

(b)
Represents initial valuation of warrants issued in conjunction with the Registered Direct Placement in September 2009 and adjustment related to the modification of the Highbridge Senior Secured Note in August 2009.

(c)	Auction Rate Securities Put Option recorded in prepaids and other current assets

The following table summarizes our fair value measurements using significant Level III inputs, and changes therein, for the year ended December 31, 2010:

(Dollars in thousands)	Level III ARS & Put	Level III Warrant Liabilities
Balance as of December 31, 2009	$10,226	$1,089
Transfers in/(out) of Level III	-	1,498
Change in Fair Value	-	6,303
Net purchases (sales)	(10,226)	-
Net unrealized gains (losses)	(696)	-
Net realized gains (losses)	696	-
Balance as of December 31, 2010	$-	$8,890

As reflected in the table above, net sales were  $10.2 million as of December 31, 2010 and represent proceeds realized from the redemption of a certain ARS at par by the issuer, resulting in a realized gain of approximately  $696,000.

Assets that are measured at fair value on a non-recurring basis include intellectual property, with a carrying amount of  $2.4 million at December 31, 2010. In accordance with FASB’s accounting rules for intangible assets, we perform an impairment test each quarter and no impairment charges were recorded during the year ended December 31, 2010. See Intangible Assets below.

Fair Value Information about Financial Instruments Not Measured at Fair Value

FASB rules regarding fair value disclosures of financial instruments requires disclosure of fair value information about certain financial instruments for which it is practical to estimate that value.  The carrying amounts reported in our consolidated balance sheet for cash, cash equivalents, marketable securities, accounts receivable,  accounts payable and accrued liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments.  The carrying values of our outstanding short and long-term debt were  $5.8 million and  $9.6 million and the fair values were  $5.0 million and  $9.9 million as of December 31, 2010 and 2009, respectively.  Considerable judgment is required to develop estimates of fair value.  Accordingly, the estimates are not necessarily indicative of the amounts we could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Intangible Assets

Intellectual Property

Intellectual property consists primarily of the costs associated with acquiring certain technology, patents, patents pending, know-how and related intangible assets with respect to programs for treatment of dependence to alcohol, cocaine, methamphetamines and other addictive stimulants. These long-term assets are stated at cost and are being amortized on a straight-line basis over the life of the respective patents, or patent applications, which range from 10 to 15 years.

Impairment of Long-Lived Assets

Long-lived assets such as property, equipment and intangible assets subject to amortization are reviewed for impairment whenever events or circumstances indicate that the carrying amount of these assets may not be recoverable.  In reviewing for impairment, we compare the carrying value of such assets to the estimated undiscounted future cash flows expected from the use of the assets and their eventual disposition.  When the estimated undiscounted future cash flows are less than their carrying amount, an impairment loss is recognized equal to the difference between the assets’ fair value and their carrying value.

We performed an impairment test on intellectual property as of March 31, 2009. We considered numerous factors, including a valuation of the intellectual property by an independent third party, and determined that the carrying value of certain intangible assets was not recoverable and exceeded the fair value. We recorded an impairment charge totaling  $355,000 for these assets as of March 31, 2009. These charges consisted of  $122,000 for intangible assets related to our managed treatment center in Dallas and  $233,000 related to intellectual property for additional indications for the use of the PROMETA Treatment Program that are currently non-revenue generating. In its valuation, the independent third-party valuation firm relied on the “relief from royalty” method, as this method was deemed to be most relevant to our intellectual property assets. We determined that the estimated useful lives of the remaining intellectual property properly reflected the current remaining economic useful lives of the assets. We also performed additional impairment tests on intellectual property at December 31, 2009 and determined that no additional impairment charges were necessary.

We performed an impairment test on all property and equipment as of March 31, 2009, including capitalized software costs related to our healthcare services segment, previously know as our behavioral health segment. As a result of this testing, we determined that the carrying value of the capitalized software was not recoverable and exceeded its fair value, and we wrote off the  $758,000 net book value of this software as of March 31, 2009. This impairment charge was recognized in operating expenses in our consolidated statement of operations. We also performed impairment tests on all property and equipment as of December 31, 2010 and determined that no additional impairment charge was necessary.

For the year ended December 31, 2010, we relied upon the 2009 external valuation which provides an independent , comprehensive valuation analysis and report intended to provide us with guidance with respect to (i) the determination of the fair value of certain patent rights (“PROMETA Rights”) or the (“Patents”) for the PROMETA Treatment Program (the “PROMETA Program”) and, (ii) appropriate useful lives over which the Patents should be amortized (the “Valuation Opinion and Report”).This Valuation Opinion and Report was and will be used by us to fulfill our obligations under FAS 157 to determine the fair value of intangible assets on our balance sheet for financial reporting purposes. In order to assist the third party in its valuation analysis: Management performed a comprehensive review of our business, operations, and prospects of the patents on a standalone basis, the historical performance of the Company in relation to the Patents, future expectations relating to the Patents and financial statement projections related to the Patents. Management provided revenue projections for the PROMETA Program, including revenue derived from Catasys Health which includes use of the PROMETA Program, over the remaining useful life of the Patents.

Additionally, it is important to note that our overall business model, business operations, and future prospects of our business have not changed materially since we conducted the reviews and analysis noted above with the exception of the timing and annualized amounts of the expected revenue.

No other impairments were identified in our reviews at December 31, 2010 and 2009.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Additions and improvements to property and equipment are capitalized at cost. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from two to seven years for furniture and equipment. Leasehold improvements are amortized over the lesser of the estimated useful lives of the assets or the related lease term, which is typically five to seven years. Construction in progress is not depreciated until the related asset is placed into service.

Capital Leases

Assets held under capital leases include furniture and computer equipment, and are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease. Depreciation expense is computed using the straight-line method over the estimated useful lives of the assets.  All lease agreements contain bargain purchase options at termination of the lease.

Variable Interest Entities

Generally, an entity is defined as a variable interest entity (VIE) under current accounting rules if it has (a) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (b) equity investors that cannot make significant decisions about the entity’s operations, or that do not absorb the expected losses or receive the expected returns of the entity. When determining whether an entity that is a business qualifies as a VIE, we also consider whether (i) we participated significantly in the design of the entity, (ii) we provided more than half of the total financial support to the entity, and (iii) substantially all of the activities of the VIE either involve us or are conducted on our behalf. A VIE is consolidated by its primary beneficiary, which is the party that absorbs or receives a majority of the entity’s expected losses or expected residual returns.

As discussed in Note 2 – Management Services Agreements, we have entered into MSAs with professional medical corporations. Under these MSAs, the equity owner of the affiliated medical group has only a nominal equity investment at risk, and we absorb or receive a majority of the entity’s expected losses or expected residual returns. We participate significantly in the design of these management services agreements. We also agree to provide working capital loans to allow for the medical group to pay for its obligations. Substantially all of the activities of these managed medical corporations either involve us or are conducted for our benefit, as evidenced by the facts that (i) the operations of the managed medical corporations are conducted primarily using our licensed protocols and (ii) under the MSAs, we agree to provide and perform all non-medical management and administrative services for the respective medical group. Payment of our management fee is subordinate to payments of the obligations of the medical group, and repayment of the working capital loans is not guaranteed by the equity owner of the affiliated medical group or other third party. Creditors of the managed medical corporations do not have recourse to our general credit.

Based on the design and provisions of these MSAs and the working capital loans provided to the medical groups, we have determined that the managed medical corporations are VIEs, and that we are the primary beneficiary as defined in current accounting rules. Accordingly, we are required to consolidate the revenues and expenses of such managed medical corporations.

Warrant Liabilities

We have issued warrants in connection with the registered direct placements of our common stock in November 2007, September 2009, July 2010, September 2010, October, 2010, and November 2010 and the amended and restated senior secured note in July 2008. The warrant agreements include provisions that require us to record them as a liability, at fair value, pursuant to FASB accounting rules, including provisions in some warrants that protect the holders from declines in the our stock price and a requirement to deliver registered shares upon exercise, which is considered outside of our control. The warrant liabilities are marked to market each reporting period and changes in fair value are recorded as a non-operating gain or loss in our statement of operations, until they are completely settled or expire. The fair value of the warrants is determined each reporting period using the Black-Scholes option pricing model, and is affected by changes in inputs to that model including our stock price, expected stock price volatility, interest rates and expected term.

In October 2010, the we entered into Securities Purchase Agreements with certain accredited investors, including Socius for  $500,000 of senior 12% secured convertible notes and warrants to purchase 312,500 shares of our common. The Bridge Notes were scheduled to mature January 2011 and interest was payable in cash at maturity or upon prepayment or conversion.  The Bridge Notes and any accrued interest were convertible at the holders' option into common stock or exchangeable for the securities issued in the next financing the Company entered into that results in gross proceeds to the Company of at least  $3,000,000.  The Bridge Warrants were exercisable for 5 years at  $1.60 per share subject to adjustment for financings and share issuances below the initial exercise price. The Bridge Warrants for the non-affiliated investors limit the amount of common stock that the holders may acquire through an exercise to no more than 4.99% of all Company Securities, defined as common stock, voting stock, or other Company securities. All the holders exchanged the Bridge Notes plus interest for securities issued in the Company's November 2010 financing (see below). The 312,500 warrants were re-priced at  $0.40, resulting in an increase of shares to 2 million.

In November 2010, the Company completed a private placement with certain accredited investors for gross proceeds of  $6.9 million (the “Offering”). Of the gross proceeds,  $503,000 represented the exchange of the Bridge Notes and accrued interest and  $215,000 represented the cancellation of an accrued compensation liability to our Chairman and CEO. The Company incurred approximately  $364,000 in financial advisory, legal and other fees in relation to the offering. In addition, the Company issued warrants to purchase 141,750 shares of common stock at an exercise price  $0.40 per share to the financial advisors. The Company issued 2,500,000 shares of common stock at a price of  $0.40 per share and sold  $5.9 million in aggregate principal of 12% senior secured convertible notes (the “Notes”) to the investors on a pro rata basis. The Notes were to mature on the second anniversary of the closing.  The Notes were secured by a first priority security interest in all of the Company’s assets. The Notes and any accrued interest convert automatically into common stock either (a) if and when sufficient shares become authorized or (ii) upon a reverse stock split at a conversion price of  $0.40 per share, subject to certain adjustments, including certain share issuances below  $0.40 per share. The Company agreed to use its best efforts to file a proxy statement seeking shareholder approval to increase the number of authorized shares or effect a reverse stock split within 30 days of closing. The Company filed a proxy statement in January 2011 and the stockholders approved both proposals listed above and the Board of Directors decided to implement the increase in authorized shares of common stock. The Company filed an amendment to its Certificate of Incorporation, effective March 17, 2011, which increased the authorized shares of common stock and the Notes with accrued interest automatically converted to common stock. In addition, each non-affiliated investor in the Offering investing  $2,000,000 or more also received five-year warrants to purchase an aggregate of 549,000 shares of Company common stock at an exercise price of  $0.40 per share. One investor received such warrants. The net cash proceeds to the Company from the Offering were estimated to be  $6.4 million inclusive of the October transaction and after offering expenses.

As a result of the Offering, the Bridge Warrants adjusted to be exercisable for an aggregate of 1.25 million shares at  $0.40 per share.

For the years ended December 31, 2010 and 2009, we recognized a loss (gain) of  $6.3 million and ( $341,000), respectively, related to the revaluation of our warrant liabilities.

Concentration of Credit Risk

Financial instruments, which potentially subject us to a concentration of risk, include cash, marketable securities and accounts receivable. Most of our customers are based in the United States at this time and we are not subject to exchange risk for accounts receivable.

The Company maintains its cash in domestic financial institutions subject to insurance coverage issued by the Federal Deposit Insurance Corporation (FDIC). Under FDIC rules, the Company is entitled to aggregate coverage as defined by the Federal regulation per account type per separate legal entity per financial institution. The Company has incurred no losses as a result of any credit risk exposures.

Recent Accounting Pronouncements

Recently Adopted

In February 2010, the FASB issued ASU 2010-09, “Subsequent Events, Amendments to Certain Recognition and Disclosure Requirements” which made a number of changes to the existing requirements to the FASB Accounting Standards Codification 855 Subsequent Events. The amended guidance was effective upon issuance and as a result of the amendments, SEC filers that file financial statements after February 24, 2010 are not required to disclose the date through which subsequent events have been evaluated. This ASU was adopted as of December 31, 2010 and did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” which is intended to enhance the usefulness of fair value measurements by requiring both the disaggregation of the information in certain existing disclosures, as well as the inclusion of more robust disclosures about valuation techniques and inputs to recurring and non-recurring fair value measurements. The amended guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disaggregation requirement for the reconciliation disclosure of Level 3 measurements, which is effective for fiscal years beginning after December 31, 2010 and for interim periods within those years. This ASU was adopted as of December 31, 2010 and did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued ASU 2010-02, “Accounting and Reporting for Decreases in Ownership of a Subsidiary – Scope Clarification” which is intended to clarify which transactions require a decrease in ownership provisions particularly for non-controlling interests in consolidated financial statements. In addition, it requires increased disclosures about deconsolidation of a subsidiary. It requires retrospective application and is effective for the first interim or annual periods ending on or after December 15, 2009. Adoption of this ASU did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued ASU 2020-01 “Accounting for Distributions to Shareholders with Components of Stock and Cash” which is intended to clarify the accounting treatment for a stock portion of a shareholder distribution that (1) contains both cash and stock components, (2) allows shareholders to select their preferred form of distribution, and (3) limits the total amount of cash to be distributed. It defines a stock dividend as a dividend that takes nothing from the property of an entity and adds nothing to the interests of an entity’s shareholders because the proportional interest of each shareholder remains the same. The stock portion of the distribution must be treated as a stock issuance and be reflected in the EPS calculation prospectively. It requires retrospective application and is effective for annual periods ending on or after December 15, 2009. Adoption of this ASU did not have a material impact on our consolidated financial statements.

In August 2009, the FASB issued ASU 2009-15, which changes the fair value accounting for liabilities. These changes clarify existing guidance that in circumstances in which a quoted price in an active market for the identical liability is not available, an entity is required to measure fair value using either a valuation technique that uses a quoted price of either a similar liability or a quoted price of an identical or similar liability when traded as an asset, or another valuation technique that is consistent with the principles of fair value measurements, such as an income approach (e.g., present value technique). This guidance also states that both a quoted price in an active market for the identical liability and a quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. This ASU was adopted effective on January 1, 2010 and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued ASU 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” the FASB issued changes to the accounting for variable interest entities. These changes require an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a variable interest entity; to require ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity; to eliminate the quantitative approach previously required for determining the primary beneficiary of a variable interest entity; to add an additional reconsideration event for determining whether an entity is a variable interest entity when any changes in facts and circumstances occur such that holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance; and to require enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a variable interest entity. These changes became effective for us beginning on January 1, 2010. The adoption of this change did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued ASU 2009-16, “Accounting for Transfers of Financial Assets,” which changes the accounting for transfers of financial assets. These changes remove the concept of a qualifying special-purpose entity and remove the exception from the application of variable interest accounting to variable interest entities that are qualifying special-purpose entities; limits the circumstances in which a transferor derecognizes a portion or component of a financial asset; defines a participating interest; requires a transferor to recognize and initially measure at fair value all assets obtained and liabilities incurred as a result of a transfer accounted for as a sale; and requires enhanced disclosure; among others. These changes became effective January 1, 2010 and did not have a material impact on our financial statements.

Recently Issued

The following Accounting Standards Updates were issued between December 31, 2009 and December 31, 2010 and contain amendments and technical corrections to certain SEC references in FASB's codification:

In April 2010, the FASB issued ASU 2010-13, “Share-based payment awards denominated in certain currencies” provides clarification on an employee share-based payment award that has an exercise price denominated in the currency of the market in which a substantial portion of the entity’s equity shares trades should not be considered to contain a condition that is not a market, performance, or service condition. Therefore, an entity should not classify such an award as a liability if it otherwise qualifies as equity. The amended guidance is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2010. The Company expects to adopt the amended guidance on January 1, 2011. The Company does not believe that the adoption of the amended guidance will have a significant effect on its consolidated financial statements.

In April 2010, the FASB issued ASU 2010-17, “Milestone Method of Revenue Recognition” guidance to address accounting for research or development arrangements in which a vendor satisfies its performance obligations over time, with all or a portion of the consideration contingent on future events, referred to as milestones. The new guidance allows a vendor to adopt an accounting policy to recognize all of the arrangement consideration that is contingent on the achievement of a milestone in the period the milestone is achieved, if the milestone meets the criteria to be considered a substantive milestone. The milestone method described in the new guidance is not the only acceptable revenue attribution model for milestone consideration. However, other methods that result in the recognition of all of the milestone consideration in the period the milestone is achieved are precluded. A vendor is not precluded from electing to apply a policy that results in the deferral of some portion of the milestone consideration. The new guidance is effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2010, with early adoption permitted. If an entity early adopts in a period that is not the beginning of its fiscal year, it must apply the guidance retrospectively from the beginning of the year of adoption. A vendor may elect to adopt the new guidance retrospectively for all prior periods, but is not required to do so. The Company is still evaluating the effect, if any; the amended guidance may have on its consolidated financial statements.

Note 3. Segment Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Reporting Disclosure [Text Block]
Note 3.   Segment Information

We manage and report our operations through two business segments: healthcare services and license and management services. We evaluate segment performance based on total assets, revenue and income or loss before provision for income taxes. Our assets are included within each discrete reporting segment. In the event that any services are provided to one reporting segment by the other, the transactions are valued at the market price. No such services were provided during the three and nine months ended September 30, 2011 and 2010. Summary financial information for our two reportable segments is as follows:

(in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Healthcare services
Revenues	$3	$9	$13	$19
Income (Loss) before provision for income taxes	(1,922)	(575)	(235)	(1,750)
Assets *	673	-	673	-

License & Management services
Revenues	$54	$95	$194	$319
Loss before provision for income taxes	(403)	(1,333)	(1,076)	(5,764)
Assets *	2,371	3,482	2,371	3,482

Consolidated continuing operations
Revenues	$57	$104	$207	$338
Income (Loss) before provision for income taxes	(2,325)	(1,908)	(1,311)	(7,514)
Assets *	3,044	3,482	3,044	3,482

* Assets are reported as of September 30.

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Healthcare Services	$(1,922)	$(575)	$(235)	$(1,750)
License & Management services	(403)	(1,333)	(1,076)	(5,764)
Income (Loss) from continuing operations before provision for income taxes	$(2,325)	$(1,908)	$(1,311)	$(7,514)

Healthcare Services

Catasys’s integrated substance dependence solutions combine innovative medical and psychosocial treatments with elements of traditional disease management and ongoing member support to help organizations treat and manage substance dependent populations to impact both the medical and behavioral health costs associated with substance dependence and the related co-morbidities.

We are currently marketing our integrated substance dependence solutions to managed care health plans on a case rate or monthly fee, which involves educating third party payors on the disproportionately high cost of their substance dependent population and demonstrating the potential for improved clinical outcomes and reduced cost associated with using our Catasys programs. We launched our program in Nevada in May 2011, Kansas in June 2011, and Massachusetts in August 2011.  We have also signed an agreement with a health plan in Louisiana, which is expected to launch in the first quarter of 2012.    In aggregate the contracts that we have signed to date make our program available to approximately 520,000 health plan members.

The following table summarizes the operating results for Healthcare Services for the three and nine months ended September 30, 2011 and 2010:

(in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Revenues	$3	$9	$13	$19

Operating Expenses
Cost of healthcare services	27	-	$262	-
General and administrative expenses
Salaries and benefits	1,477	529	5,445	1,650
Other expenses	661	55	2,046	119
Depreciation and amortization	1	-	3	-
Total operating expenses	$2,166	$584	$7,756	$1,769

Loss from operations	$(2,163)	$(575)	$(7,743)	$(1,750)
Interest and other income	-	-	4	-
Interest expense	(223)	-	(920)	-
Loss on debt extinguishment	-	-	(41)	-
Change in fair value of warrant liabilities	464	-	8,465	-
Income (Loss) before provision for income taxes	$(1,922)	$(575)	$(235)	$(1,750)

License and Management Services

Our license and management services segment is focused on delivering solutions for those suffering from alcohol, cocaine, methamphetamine and other substance dependencies by developing, licensing and commercializing innovative physiological, nutritional, and behavioral treatment programs. Treatment with our PROMETA Treatment Programs, which integrate behavioral, nutritional, and medical components, are available through physicians and other licensed treatment providers who have entered into licensing agreements with us for the use of our treatment programs. Also included in this segment is a licensed and managed treatment center, which offers a range of addiction treatment and mental health services, including the PROMETA Treatment Programs for dependencies on alcohol, cocaine and methamphetamines

The following table summarizes the operating results for License and Management services for the three and nine months ended September 30, 2011 and 2010:

(In thousands, except patient treatment data)	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Revenues
U.S. licensees	$16	$30	$57	$106
Managed treatment centers	38	65	137	213
Total license and management revenues	$54	$95	$194	$319

Operating expenses
Cost of license and management services	$133	$99	$165	$174
General and administrative expenses
Salaries and benefits	145	1,595	521	5,243
Other expenses	94	402	318	2,242
Impairment losses	-	1	-	39
Depreciation and amortization	84	204	263	705
Total operating expenses	$456	$2,301	$1,267	$8,403

Loss from operations	$(402)	$(2,206)	$(1,073)	$(8,084)
Interest and other income	-	1	-	129
Interest expense	(1)	(41)	(3)	(312)
Gain on the sale of marketable securities	-	-	-	696
Other than temorary impairment of marketable securities	-	(32)	-	-
Change in fair value of warrant liabilities	-	913	-	1,807
Loss before provision for income taxes	$(403)	$(1,333)	$(1,076)	$(5,764)

PROMETA patients treated
U.S. licensees	3	6	14	24
Managed treatment centers	-	7	4	21
	3	13	18	45

Average revenue per patient treated (a)
U.S. licensees	$5,500	$5,017	$4,082	$4,398
Managed treatment centers	-	2,972	7,125	3,213
Overall average	5,500	3,916	4,758	3,845

(a) The average revenue per patient treated excludes administrative fees and other non-PROMETA patient revenues.

Note 11.  Segment Information

We manage and report our operations through two business segments: healthcare services and license and management. In 2009, we revised our segments to reflect the disposal of CompCare. Our behavioral health managed care services segment, which had been comprised entirely of the operations of CompCare, is now presented in discontinued operations and is not a reportable segment (see Note 12—Discontinued Operations). Catasys Health operations were previously reported as part of healthcare services, but is now segregated and reported separately in license and management services. Prior years have been restated to reflect this revised presentation.

Healthcare Services

Catasys’s integrated substance dependence solutions combine innovative medical and psychosocial treatments with elements of traditional disease management and ongoing member support to help organizations treat and manage substance dependent populations to impact both the medical and behavioral health costs associated with substance dependence and the related co-morbidities.

We are currently marketing our integrated substance dependence solutions to managed care health plans for a case rate or monthly fee, which involves educating third party payors on the disproportionately high cost of their substance dependent population and demonstrating the potential for improved clinical outcomes and reduced cost associated with using our Catasys programs.

License and Management

Our license and management segment is focused on delivering solutions for those suffering from alcohol, cocaine, methamphetamine and other substance dependencies by developing, licensing and commercializing innovative physiological, nutritional, and behavioral treatment programs. Treatment with our PROMETA Treatment Programs, which integrate behavioral, nutritional, and medical components, are available through physicians and other licensed treatment providers who have entered into licensing agreements with us for the use of our treatment programs. Also included in this segment is a licensed and managed treatment center, which offers a range of addiction treatment services, including the PROMETA Treatment Programs for dependencies on alcohol, cocaine and methamphetamines.

Our license and management segment also comprises results from international operations in the prior periods; however, these operating segments are not separately reported as they did not meet any of the quantitative thresholds under current accounting rules regarding segment disclosures.

We evaluate segment performance based on total assets, revenue and income or loss before provision for income taxes. Our assets are included within each discrete reporting segment. In the event that any services are provided to one reporting segment by the other, the transactions are valued at the market price. No such services were provided during the years ended December 31, 2010 and 2009. Summary financial information for our two reportable segments is as follows:

	Twelve Months Ended
(in thousands)	December 31,
	2010	2009
License and Management services
Revenues	$420	$1,530
Loss before provision for income taxes	(17,116)	(15,642)
Assets *	7,944	19,105

Healthcare services
Revenues	$28	$-
Loss before provision for income taxes	(2,272)	(3,947)
Assets *	-	-

Consolidated continuing operations
Revenues	$448	$1,530
Loss before provision for income taxes	(19,388)	(19,589)
Assets *	7,944	19,105

* Assets are reported as of December 31.

Note 4. Debt Outstanding	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt Disclosure [Text Block]
Note 4.   Debt Outstanding

The following table shows the total principal amount, related interest rates and maturities of debt outstanding, as of September 30, 2011 and December 31, 2010:

	September 30,	December 31,
(dollars in thousands, except where otherwise noted)	2011	2010
Short-term debt
Senior secured note due January 5, 2012; interest payable at maturity (12% at September 30, 2011). $650,000 principal net of $437,000 unamortized discount at September 30, 2011.	$213	$-
Total Short-term debt	$213	$-

	September 30,	December 31,
(dollars in thousands, except where otherwise noted)	2011	2010
Long-term debt
Secured Convertible Promissary Note due November 9, 2012; interest payable at maturity (12% at December 31, 2010). $5,965,000 principal net of $141,000 unamortized discount at December 31, 2010.	$-	$5,824
Debt converted to common stock in March 2011
Total Short-term debt	$-	$5,824

In August 2011, we entered into a Securities Purchase Agreement with Socius Capital Group, LLC ("Socius"), an affiliate of the Company, pursuant to which we received  $650,000 and issued a secured convertible note (the "August 2011 Bridge Note") and a warrant to purchase an aggregate of 2,500,000 shares of the Company's common stock (the “Common Stock”) or in the event of a financing of at least  $2,000,000 (a “Qualified Financing”), an amount equal to the price per share of the securities issued in Qualified Financing multiplied by a factor equal to twice the product of the number of warrants issued in the Qualified Financing divided by the number of shares issued in the Qualified Financing at a purchase price of  $0.32 per share (the "August 2011 Bridge Warrant"). The August 2011 Bridge Warrant expires on August 17, 2016. The August 2011 Bridge Warrant contains anti-dilution provisions. As a result, if we, in the future, issue or grant any rights to purchase any of our Common Stock, or other security convertible into our Common Stock, for a per share price less than the exercise price of the August 2011 Bridge Warrant, the exercise price of the August 2011 Bridge Warrant will be reduced to such lower price, subject to customary exceptions. The August 2011 Bridge Note had an original maturity in November 2011 and bears interest at an annual rate of 12% payable in cash at maturity, prepayment, or conversion. The August 2011 Bridge Note and any accrued interest are convertible at the holders' option into Common Stock or the securities issued in the next Qualified Financing. The conversion price for the August 2011 Bridge Note, if converted at the holder's option, is equal to the lowest of (i)  $0.26 per share of Common Stock, (ii) the lowest price per share of Common Stock into which any security is convertible in any Qualified Financing, and (iii) the volume weighted average price per share for the 10 days following the effective date of the reverse split. The August 2011 Bridge Note is secured by a first priority security interest in all assets of the Company. In October 2011, in connection with the October 2011 Bridge Note (as defined below) the Company entered into a Consent Agreement (the “Consent Agreement”) with Socius and David E. Smith. The Consent Agreement provided that the maturity date of the August 2011 Bridge Note be extended to January 5, 2012, and provided that the August 2011 Bridge Note and the October 2011 Bridge Note be secured by a first priority security interest in all assets of the Company on a pari passu basis.

In November 2010, the Company completed a private placement with certain accredited investors, including Socius, an affiliate of our Chairman and Chief Executive Officer, and Mr. Jay Wolf, a director of the Company, for gross proceeds of  $6.9 million (the “Offering”). Of the gross proceeds,  $503,000 represented the exchange of the Bridge Notes and accrued interest and  $215,000 represented the cancellation of an accrued compensation liability to our Chairman and CEO. The Company incurred approximately  $364,000 in financial advisory, legal and other fees in relation to the offering. In addition, the Company issued warrants to purchase 141,750 shares of common stock at an exercise price  $0.40 per share to the financial advisors. The Company issued 2,500,000 shares of Common Stock at a price of  $0.40 per share and sold  $5.9 million in aggregate principal of 12% senior secured convertible notes (the “Notes”) to the investors on a pro rata basis. The Notes were to mature on the second anniversary of the closing.  The Notes were secured by a first priority security interest in all of the Company’s assets. Pursuant to the terms, the Notes and any accrued interest converted automatically into common stock either (a) if and when sufficient shares become authorized or (b) upon a reverse stock split at a conversion price of  $0.40 per share, subject to certain adjustments, including certain share issuances below  $0.40 per share. The Company agreed to use its best efforts to file a proxy statement seeking shareholder approval to increase the number of authorized shares or effect a reverse stock split within 30 days of closing.  The Company filed a proxy statement in January 2011 and the stockholders approved both proposals listed above and the Board of Directors decided to implement the increase in authorized shares of common stock. The Company filed an amendment to its Certificate of Incorporation, effective March 17, 2011, which increased the authorized shares of common stock and, at such times, the outstanding principal under the Notes plus accrued interest automatically converted into 15,514,364 shares of Common Stock.. In addition, each non-affiliated investor in the Offering investing  $2,000,000 or more received five-year warrants.  One non-affiliated investor received 549,000 warrants to purchase shares of the Company’s common stock at an exercise price of  $0.40 per share.

On March 17, 2011 the Notes including interest accrued through the same date, converted into 15,514,364 shares of common stock.

Note 6.  Debt Outstanding

Senior Secured Note

During the year ended December 31, 2010, we sold  $10.2 million of par value ARS and settled in full. We drew down  $450,000 on the UBS line of credit and paid our debt of  $6.9 million in full according to the terms and conditions of our line of credit. On July 15, 2010, our senior secured note in the amount of  $3.3 million matured and we paid from available funds.

UBS Line of Credit

In May 2008, our investment portfolio manager, UBS, provided us with a demand margin loan facility collateralized by our ARS, which allowed us to borrow up to 50% of the UBS-determined market value of our ARS.

In October 2008, UBS made a “Rights” offering to its clients pursuant to which we were entitled to sell to UBS all ARS held in our UBS account. As part of the offering, UBS provided us a line of credit (replacing the demand margin loan), subject to certain restrictions as described in the prospectus, equal to 75% of the market value of the ARS, until they are purchased by UBS. We accepted the UBS offer on November 6, 2008. Loans under the line of credit were subject to a rate of interest based upon the current 90-day U.S Treasury bill rate plus 120 basis points, payable monthly and were carried in short-term liabilities on our Consolidated Balance at December 31, 2009. As of June 30, 2010 all ARS were redeemed at par and the line of credit was paid in full.

In October 2010, the we entered into Securities Purchase Agreements with certain accredited investors, including Socius for  $500,000 of senior 12% secured convertible notes and warrants to purchase 312,500 shares of our common. The Bridge Notes were scheduled to mature January 2011 and interest was payable in cash at maturity or upon prepayment or conversion.  The Bridge Notes and any accrued interest were convertible at the holders’ option into common stock or exchangeable for the securities issued in the next financing the Company entered into that results in gross proceeds to the Company of at least  $3,000,000.  The Bridge Warrants were exercisable for 5 years at  $1.60 per share subject to adjustment for financings and share issuances below the initial exercise price. The Bridge Warrants for the non-affiliated investors limit the amount of common stock that the holders may acquire through an exercise to no more than 4.99% of all Company Securities, defined as common stock, voting stock, or other Company securities. All the holders exchanged the Bridge Notes plus interest for securities issued in the Company’s November 2010 financing (see below). The 312,500 warrants were re-priced at  $0.40, resulting in an increase of shares to 1.25 million.

In November 2010, the Company completed a private placement with certain accredited investors for gross proceeds of  $6.9 million (the “Offering”). Of the gross proceeds,  $503,000 represented the exchange of the Bridge Notes and accrued interest and  $215,000 represented the cancellation of an accrued compensation liability to our Chairman and CEO. The Company incurred approximately  $364,000 in financial advisory, legal and other fees in relation to the offering. In addition, the Company issued warrants to purchase 141,750 shares of common stock at an exercise price  $0.40 per share to the financial advisors. The Company issued 2,500,000 shares of common stock at a price of  $0.40 per share and sold  $5.9 million in aggregate principal of 12% senior secured convertible notes (the “Notes”) to the investors on a pro rata basis. The Notes were to mature on the second anniversary of the closing.  The Notes were secured by a first priority security interest in all of the Company’s assets. The Notes and any accrued interest convert automatically into common stock either (a) if and when sufficient shares become authorized or (ii) upon a reverse stock split at a conversion price of  $0.40 per share, subject to certain adjustments, including certain share issuances below  $0.40 per share. The Company agreed to use its best efforts to file a proxy statement seeking shareholder approval to increase the number of authorized shares or effect a reverse stock split within 30 days of closing. The Company filed a proxy statement in January 2011 and the stockholders approved both proposals listed above and the Board of Directors decided to implement the increase in authorized shares of common stock. The Company filed an amendment to its Certificate of Incorporation, effective March 17, 2011, which increased the authorized shares of common stock and the Notes with accrued interest automatically converted to common stock. In addition, each non-affiliated investor in the Offering investing  $2,000,000 or more also received 5-year warrants to purchase an aggregate of 549,000 shares of Company common stock at an exercise price of  $0.40 per share. One investor received such warrants. The net cash proceeds to the Company from the Offering were estimated to be  $6.4 million inclusive of the October transaction and after offering expenses.

The following table shows the total principal amount, related interest rates and maturities of debt outstanding as of December 31, 2010 and 2009:

	December 31 2010	December 31, 2009
Short-term debt
Senior secured note due July 15, 2010; interest payable quarterly at prime plus 2.5% (5.75% at December 31, 2009). $3,332,000 principal net of $147,000 unamortized discount at December 31, 2009.

Debt fully eliminated in July 2010	$-	$3,185

UBS line of credit, payable on demand, interest payable monthly at 90-day T-bill rate plus 120 basis points 1.237% at December 31, 2009

Debt fully eliminated in July 2010	-	6,458

Total Short-term debt	$-	$9,643

(dollars in thousands, except where otherwise noted)	December 31 2010	December 31, 2009
Long-term debt
Secured Convertible Promissory Note due November 9, 2012; interest payable at maturity (12% at December 31, 2010). $5,965,000 principal net of $141,000 unamortized discount at December 31,2010.	$5,824	$-

Total Short-term debt	$5,824	$-

Note 5. Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Text Block]

Note 5.  Subsequent Events

In October 2011, two contracts with consulting firms for investor relations services were terminated.  In connection with the termination all previously issued shares for services were returned to the Company and subsequently cancelled.

F-18

In October 2011, the Company issued to David E. Smith a secured convertible note (the “October 2011 Bridge Note”) and a warrant to purchase an aggregate of 2,615,385 shares of our common stock or in the event of a Qualified Financing, an amount equal to the price per share of securities issued in the Qualified Financing multiplied by a factor equal to twice the product of the number of warrants issued in the Qualified Financing divided by the number of shares of common stock issued in the Qualified Financing (the “October 2011 Bridge Warrant”).   In October 2011, in connection with the October 2011 Bridge Note, the Company entered into a Consent Agreement (the “Consent Agreement”) with Socius and David E. Smith (collectively, the “Parties”).  The Consent Agreement provided that the maturity date of the August 2011 Bridge Note be extended to January 5, 2012, and provided that the August 2011 Bridge Note and the October 2011 Bridge Note be secured by a first priority security interest in all of our assets on a pari passu basis.

In November 2011, we entered into Second Amended and Restated Secured Convertible Promissory Notes (the “Second Amended and Restated Notes”) with each of Socius and David E. Smith, to increase the outstanding principal amounts under the August 2011 Bridge Note as amended by the Amended and Restated Notes (as defined below) to  $970,000 and the October 2011 Bridge Note as amended by the Amended and Restated Notes to  $880,000.  Socius and David E. Smith had previously been issued Amended Secured Convertible Promissory Notes (the “Amended and Restated Notes”) in the principal amounts of  $810,000 and  $780,000, respectively.  In connection with the Second Amended and Restated Notes, Socius and David E. Smith had been issued warrants to purchase 3,730,769 and 3,384,615 shares of Common Stock, respectively, or in the event of a Qualified Financing, an amount equal to the price per share of securities issued in the Qualified Financing multiplied by a factor equal to twice the product of the number of warrants issued in the Qualified Financing divided by the number of shares of Common Stock issued in the Qualified Financing at a purchase price of  $0.32 per share (the “Second Amended and Restated Warrants”), which amended and restated the Amended and Restated Warrants (as defined below).  In connection with the Amended and Restated Notes, Socius and David E. Smith previously had been issued warrants to purchase 3,115,385 and 3,000,000 shares of Common Stock, respectively, or in the event of a Qualified Financing, an amount equal to the price per share of securities issued in the Qualified Financing multiplied by a factor equal to twice the product of the number of warrants issued in the Qualified Financing divided by the number of shares of Common Stock issued in the Qualified Financing (the “Amended and Restated Warrants”).  The Second Amended and Restated Warrants for Socius and David E. Smith expire on August 17, 2016 and October 5, 2016, respectively.  The Second Amended and Restated Warrants contain anti-dilution provisions, and the per share exercise price of  $0.32 and number of shares of Common Stock underlying the Second Amended and Restated Warrants are subject to adjustment for financings and share issuances below the exercise price.  The Second Amended and Restated Notes mature in January 2012 and bear interest at an annual rate of 12% payable in cash at maturity, prepayment or conversion.  The Second Amended and Restated Notes and any accrued interest are convertible at the holder’s option into Common Stock or securities in a Qualified Financing.  The conversion price for the Second Amended and Restated Notes is equal to the lower of (i)  $0.26 per share of Common Stock, and (ii) the lowest price per share of Common Stock into which any security is convertible in any Qualified Financing.  In November 2011, we entered into an amendment to the Consent Agreement (the “Consent Amendment”) with the Parties in connection with the Amended and Restated Notes to adjust the Parties’ respective sharing percentages in recoveries against collateral securing the Amended and Restated Notes in order to reflect the increased principal amounts thereunder. In November 2011, we subsequently entered into a further amendment to the Consent Amendment with the Parties in connection with the Second Amended and Restated Notes to adjust the Parties’ respective sharing percentages in recoveries against collateral securing the Second Amended and Restated Notes in order to reflect the increased principal amounts thereunder.

Note 14.  Subsequent Events

As previously disclosed in our definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (SEC) on January 21, 2011, a special meeting was held on March 4, 2011 where the stockholders voted on the following matters: (1) approve the adoption of the proposed 2010 Stock Incentive Plan,  (2) approve a proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 2,000,000,000, (3) approve a proposed amendment or amendments to our Certificate of Incorporation to effect one or more stock splits of our outstanding common stock and (4) approve a proposed amendment to our certificate of incorporation to change our name to from Hythiam, Inc. to Catasys, Inc.  On March 4, 2011, the special meeting was held and all of the proposals were approved.

On March 17, 2011, we filed a Certificate of Amendment to our Certificate of Incorporation, pursuant to which we increased the authorized shares of common stock to 2,000,000,000 shares and changed our name to Catasys, Inc. Effective March 17, 2011, the common stock of the Company began trading under CATS.OB. In connection with the increase in the authorized shares of common stock, a number of the Company’s outstanding obligations were triggered, including, conversion of the Notes, which converted into 15,514,364 shares of common stock.

On March 30, 2011, the Company entered into a consulting agreement with former director, Marc Cummins.  The agreement calls for Mr. Cummins to provide the following services: investor relations, financing advisory, board of director transitional and other services as mutually determined.  In consideration of such services, Mr. Cummins was granted 208,605 options to purchase our common stock at fair value ( $2.84/share), vesting monthly over 4 years.  The agreement may terminate with thirty (30) days written notice by either party.

Note 6. Restatement of Financial Statements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Event, Revised Financial Statements, Date Evaluated, Description	Note 6. Restatement of Financial Statements The financial statements have been retroactively restated to reflect the 40 to 1 reverse stock split that occurred on September 6, 2011.	Note 15. Restatement of Financial Statements The financial statements have been retroactively restated to reflect the 40 to 1 reverse stock split that occurred on September 6, 2011.

Note 2. Management Services Agreements	12 Months Ended
Dec. 31, 2010
Management Services Agreements [Text Block]
Note 2.  Management Services Agreements

We have executed MSAs with medical professional corporations and related treatment centers, with terms generally ranging from five to ten years and provisions to continue on a month-to-month basis following the initial term, unless terminated for cause. In May 2009, we terminated the MSAs with a medical professional corporation and a managed treatment center located in Dallas, Texas. As a result, we no longer consolidate these entities as VIEs.

Under our one remaining MSA, we license to a treatment center in Santa Monica, California the right to use our proprietary treatment programs and related trademarks and provide all required day-to-day business management services, including, but not limited to:

•	general administrative support services;

•	information systems;

•	recordkeeping;

•	scheduling;

•	billing and collection; marketing and local business development; and

•	obtaining and maintaining all federal, state and local licenses, certifications and regulatory permits

The treatment center retains the sole right and obligation to provide medical services to its patients and to make other medically related decisions, such as the choice of medical professionals to hire or medical equipment to acquire and the ordering of drugs.

In addition, we provide medical office space to the treatment center on a non-exclusive basis, and we are responsible for all costs associated with rent and utilities. The treatment center pays us a monthly fee equal to the aggregate amount of (a) our costs of providing management services (including reasonable overhead allocable to the delivery of our services and including start-up costs such as pre-operating salaries, rent, equipment, and tenant improvements incurred for the benefit of the medical group, provided that any capitalized costs are being amortized over a five year period), (b) 10%-15% of the foregoing costs, and (c) any performance bonus amount, as determined by the treatment center at its sole discretion. The treatment center’s payment of our fee is subordinate to payment of the treatment center’s obligations, including physician fees and medical group employee compensation.

We have also agreed to provide a credit facility to the treatment center to be available as a working capital loan, with interest at the prime rate plus 2%. Funds are advanced pursuant to the terms of the MSA described above. The notes are due on demand, or upon termination of the MSA. At December 31, 2010 and 2009, there was  $10.4 million and  $9.2 million respectively, outstanding under our credit facility with the treatment center. Our maximum exposure to loss could exceed this amount, and cannot be quantified as it is contingent upon the amount of losses incurred by the treatment center.

We have determined that the managed medical corporations are VIEs and that we are the primary beneficiary as defined in the current accounting rules. Accordingly, we are required to consolidate the assets, liabilities, revenues and expenses of the managed treatment centers.

The amounts and classification of assets and liabilities of the VIEs included in our consolidated balance sheets at December 31, 2010 and 2009 are as follows:

(in thousands)	December 31, 2010	December 31, 2009
Cash and cash equivalents	$17	23
Receivables, net	7	-
Prepaids and other current assets	-	-
Total assets	$24	23

Accounts payable	13	14
Note payable *	10,444	9,214
Accrued compensation and benefits	-	-
Accrued liabilities	-	6
Total liabilities	$10,457	9,234

* Eliminated during consolidation

Note 3. Accounts Receivable	12 Months Ended
Dec. 31, 2010
Trade and Other Accounts Receivable, Policy [Policy Text Block]
Note 3.  Accounts Receivable

Accounts receivables consisted of the following as of December 31, 2010 and 2009:

(in thousands)	2010	2009
License fees	$97	$724
Patient fees receivable	7	50
Other	5	39
Total receivables	109	813
Less allowance for doubtful accounts	(36)	(505)
Total receivables, net	$73	$308

We use the specific identification method for recording the provision for doubtful accounts, which was  $36,000 and  $505,000 as of December 31, 2010 and 2009, respectively.  Accounts written off against the allowance for doubtful accounts totaled  $523,000 and  $921,000 for the years ended December 31, 2010 and 2009, respectively.

Note 4. Property and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment Disclosure [Text Block]
Note 4.  Property and Equipment

Property and equipment consisted of the following as of December 31, 2010 and 2009:

(in thousands)	2010	2009
Furniture and equipment	$3,468	$4,624
Leasehold improvements	2,590	2,950
Total property and equipment	6,058	7,574
Less accumulated depreciation and amortization	(5,864)	(6,697)
Total property and equipment, net	$194	$877

Depreciation expense was  $647,000 and  $1.0 million for the years ended December 31, 2010 and 2009, respectively.

Note 5. Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets Disclosure [Text Block]
Note 5.  Intangible Assets

Intellectual property consists primarily of the costs associated with acquiring certain technology, patents, patents pending, know-how and related intangible assets with respect to programs for treatment of dependence to alcohol, cocaine, methamphetamine, and other addictive stimulants. Intellectual property is being amortized on a straight-line basis from the date costs are incurred over the remaining life of the respective patents or patent applications, which range from 11 to 20 years.  As of December 31, 2010 and 2009, intangible assets were as follows:

(in thousands)	2010	2009	Amortization Period (in years)
Intellectual property	$4,360	$4,360	10 to 15

Less accumulated amortization	(1,937)	(1,702)

Total Intangibles, net	$2,423	$2,658

Amortization expense for all intangible assets amounted to  $235,000 and  $243,000 for the years ended December 31, 2010 and 2009, respectively. Estimated amortization expense for intellectual property for the next five years ending December 31, is approximately  $1.2 million.

PROMETA Treatment Program

In March 2003, we entered into a technology purchase and license agreement (Technology Agreement) with Tratamientos Avanzados de la Adicciуn S.L. (Tavad), a Spanish corporation, to acquire, on an exclusive basis, all of the rights, title and interest to use and/or sell the products and services.  In addition, the Technology Agreement gave us the right to license the intellectual property owned by Tavad with respect to a method for the treatment of alcohol and cocaine dependence, known as the PROMETA Treatment Program, on a worldwide basis except in Spain (as amended in September 2003). We have granted Tavad a security interest in the intellectual property to secure the payments and performance obligations under the Technology Agreement. As consideration for the intellectual property acquired, we issued to Tavad approximately 20,900 shares of our common stock in September 2003 at a fair market value of  $100.00 per share, plus warrants to purchase approximately 13,300 shares of our common stock at an exercise price of  $100 per share, valued at approximately  $192,000. Warrants for 4,000 shares that were exercisable at any time through September 29, 2008 have expired, and the remaining warrants for 9,300 shares become exercisable equally over five years and expire ten years from date of grant.

In addition to the purchase price for the above intellectual property, we agreed to pay a royalty fee to Tavad equal to three percent (3%) (six percent (6%) in Europe) of gross revenues from the PROMETA Treatment Program using the acquired intellectual property for so long as we (or any licensee) use the acquired intellectual property. For purposes of the royalty calculations, gross revenue is defined as all payments made by patients for the treatment, including payments made to our licensees. Royalty fees, which totaled  $5,000 and  $43,000 for the years ended December 31, 2010 and 2009, respectively, are reflected in cost of services expense in our consolidated statements of operations as revenues are recognized.

The total cost of the assets acquired, plus additional costs incurred by us related to filing patent applications on such assets, have been reflected in our consolidated balance sheets in long-term assets as intangible assets. Related amortization, which commenced on July 1, 2003, is being recorded on a straight-line basis over a 20-year estimated useful life.

Note 7. Capital Lease Obligations	12 Months Ended
Dec. 31, 2010
Debt and Capital Leases Disclosures [Text Block]
Note 7.  Capital Lease Obligations

We lease certain furniture and computer equipment under agreements entered into during the period 2006 through 2010 that are classified as capital leases. The cost of furniture and computer equipment under capital leases is included in furniture and equipment on our consolidated balance sheets and was  $22,000 at December 31, 2010. Accumulated depreciation of the leased equipment at December 31, 2010 was approximately  $7,000.

The future minimum lease payments required under the capital leases and the present values of the net minimum lease payments, as of December 31, 2010, are as follows:

(in thousands)	Amount
Year ending December 31,
2011	$15
2012	-
Total minimum lease payments	15
Less amounts representing interest	(1)
Capital lease obligations, net of interest	14
Less current maturities of capital lease obligations	(14)
Long-term capital lease obligations	$-

Note 8. Income Taxes	12 Months Ended
Dec. 31, 2010
Income Tax Disclosure [Text Block]
Note 8.  Income Taxes

As of December 31, 2010, the Company had net federal operating loss carry forwards and state operating loss carry forwards of approximately  $151.3 million and  $141.2 million, respectively.  The net federal operating loss carry forwards begin to expire in 2020, and net state operating loss carry forwards begin to expire in 2011.  The majority of the foreign net operating loss carry forwards expire over the next seven years

The primary components of temporary differences which give rise to our net deferred tax assets are as follows:

(in thousands)	2010	2009
Federal, state and foreign net operating losses	$59,551	$55,581
Stock-based compensation	5,797	4,062
Accrued liabilities	150	367
Other temporary differences	289	(734)
Valuation allowance	(65,787)	(59,276)
	$-	$-

In addition to the temporary differences reflected above, we generated a capital loss of  $3.5 million from the 2009 sale of CompCare, which we have established a full valuation allowance against as of December 31, 2009.

We have provided a full valuation allowance on net deferred tax assets, in accordance with FASB ASC 740, Accounting for Income Taxes.  Because of our continued losses, management assessed the realizability of the Company’s net deferred tax assets as being less than the "more-likely-than-not" criterion set forth by FASB ASC 740.  Furthermore, Section 382 of the Internal Revenue Code limits the use of net operating loss and tax credit carryforwards in certain situations where changes occur in the stock ownership of a company.  In the event we have a change in ownership, utilization of the carryforward could be restricted. We have not provided deferred taxes on less than 80% owned subsidiaries or investments accounted for under SFAS No. 167, Amendments to FASB Interpretation No. 46(R) (ASC 810), as those investments have accumulated book losses and we do not believe we can realize those losses for tax purposes in the foreseeable future.

A reconciliation between the statutory federal income tax rate and the effective income tax rate for the years ended December 31 is as follows

	2010	2009
Federal statutory rate	-34.0%	-34.0%
Share-based compensation	0.8%	5.6%
State taxes	-4.7%	-5.6%
Other	2.8%	0.0%
Nondeductible goodwill	0.0%	0.0%
Change in valuation allowance	35.1%	34.0%
Effective tax rate	0.0%	0.0%

Current accounting rules require that companies recognize in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. We file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. Tax years that remain subject to examinations by tax authorities are 2006 through 2009.  The federal and material foreign jurisdictions statutes of limitations began to expire in 2007. There are no current income tax audits in any jurisdictions for open tax years and, as of December 31, 2010, there have been no material changes to our tax positions.

The Company has adopted guidance issued by the Financial Accounting Standards Board (“FASB”) that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. Our policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. There were no interest and penalties for the years ended December 31, 2010 and 2009, respectively. The Company files income tax returns with the Internal Revenue Service (“IRS”) and various states. For jurisdictions in which tax filings are prepared, the Company is no longer subject to income tax examinations by state tax authorities for tax years through 2005, and by the IRS for tax years through 2006. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed

Note 9. Equity Financings	12 Months Ended
Dec. 31, 2010
Stockholders' Equity Note Disclosure [Text Block]
Note 9.  Equity Financings

As described in Note 6, in October 2010, the Company entered into Securities Purchase Agreements with accredited investors, including Socius for  $500,000 of senior secured convertible notes and warrants to purchase shares of our common stock.

On September 17, 2009, we completed a registered direct placement with select institutional investors, in which we issued an aggregate of 233,325 shares of common stock at a price of  $30.00 per share, for gross proceeds of approximately  $7 million. We also issued three-year warrants to purchase an aggregate of approximately 58,325 additional shares of our common stock at an exercise price of  $34.00 per share. The fair value of the warrants at the date of issue was estimated at  $814,000, and this portion of the proceeds was accounted for as a liability since accounting rules require us to presume a cash settlement of the warrants because there is a requirement to deliver registered shares of stock upon exercise, which is considered outside of our control. We incurred approximately  $883,000 in fees to placement agents and other transaction costs in connection with the transaction, which includes approximately  $184,000 relating to 14,000 warrants issued to placement agents, representing the estimated fair value of such warrants on the date of issue. These warrants are also being accounted for as liabilities on our consolidated balance sheet.

In November 2010, the Company completed a private placement with certain accredited investors for gross proceeds of  $6.9 million (the “Offering”). Of the gross proceeds,  $503,000 represented the exchange of the Bridge Notes and accrued interest and  $215,000 represented the cancellation of an accrued compensation liability to our Chairman and CEO. The Company incurred approximately  $364,000 in financial advisory, legal and other fees in relation to the offering. In addition, the Company issued warrants to purchase 141,750 shares of common stock at an exercise price  $0.40 per share to the financial advisors. The Company issued 2,500,000 shares of common stock at a price of  $0.40 per share and sold  $5.9 million in aggregate principal of 12% senior secured convertible notes (the “Notes”) to the investors on a pro rata basis. The Notes were to mature on the second anniversary of the closing.  The Notes were secured by a first priority security interest in all of the Company’s assets. The Notes and any accrued interest convert automatically into common stock either (a) if and when sufficient shares become authorized or (ii) upon a reverse stock split at a conversion price of  $0.40 per share, subject to certain adjustments, including certain share issuances below  $0.40 per share. The Company agreed to use its best efforts to file a proxy statement seeking shareholder approval to increase the number of authorized shares or effect a reverse stock split within 30 days of closing. The Company filed a proxy statement in January 2011 and the stockholders approved both proposals listed above and the Board of Directors decided to implement the increase in authorized shares of common stock. The Company filed an amendment to its Certificate of Incorporation, effective March 17, 2011, which increased the authorized shares of common stock and the Notes with accrued interest automatically converted to common stock. In addition, each non-affiliated investor in the Offering investing  $2,000,000 or more also received 5-year warrants to purchase an aggregate of 549,000 shares of Company common stock at an exercise price of  $0.40 per share. One investor received such warrants. The net cash proceeds to the Company from the Offering were estimated to be  $6.4 million inclusive of the October transaction and after offering expenses.

Note 10. Share-based Compensation	12 Months Ended
Dec. 31, 2010
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Note 10.  Share-based Compensation

The Catasys, Inc. 2003, 2007 and 2010 Stock Incentive Plans (the Plans) provide for the issuance of up 5,775,000 shares of our common stock. Incentive stock options, under Section 422A of the Internal Revenue Code, non-qualified options, stock appreciation rights, limited stock appreciation rights and restricted stock grants are authorized under the Plans. We grant all such share-based compensation awards at no less than the fair market value of our stock on the date of grant, and have granted stock and stock options to executive officers, employees, members of our Board of Directors and certain outside consultants. The terms and conditions upon which options become exercisable vary among grants; however, option rights expire no later than ten years from the date of grant and employee and Board of Director awards generally vest over three to five years on a straight-line basis.  At December 31, 2010, we had 5,197,863 vested and unvested stock options outstanding and 554,773 shares reserved for future awards. Total share-based compensation expense amounted to  $5 million and  $4.6 million for the years ended December 31, 2010 and 2009, respectively.

Stock Options – Employees and Directors

During 2010 and 2009, we granted options to employees and directors for 4,941,742 and 95,375 shares, respectively, at the weighted average per share exercise prices of  $2.00 and  $17.20, respectively, the fair market value of our common stock on the dates of grants.  The estimated fair value of options granted to employees and directors during 2010 and 2009 was  $6.8 million and  $1.2 million, respectively, calculated using the Black-Scholes pricing model with the assumptions described in Note 1 – Summary of Significant Accounting Policies, Share-based Compensation.

Stock option activity for employee and director grants is summarized as follows:

	Shares	Weighted Avg. Exercise Price
Balance, December 31, 2008	206,500	$122.80

2009
Granted	95,375	17.29
Transferred *	-
Exercised	(1,400)	11.20
Cancelled	(27,650)	204.00
Balance, December 31, 2009	272,825	$78.00

2010
Granted	4,941,750	1.60
Transferred *
Exercised
Cancelled	(54,110)	87.60
Balance, December 31, 2010	5,160,465	$4.73

The weighted average remaining contractual life and weighted average exercise price of options outstanding as of December 31, 2010 were as follows:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Shares	Weighted Average Remaining Life (yrs)	Weighted Average Price	Shares	Weighted Average Price
$1.60 to $60.00	5,130,025	9.80	$2.00	134,450	$13.20
$60.40 to $100.00	13,750	7.80	24.00	9,700	24.00
$100.40 to $140.00	16,600	4.50	100.00	16,100	102.00
$300.40 to $340.00	75	6.10	320.00	55	296.40
	5,160,450	9.78	$2.38	161,305	$22.81

At December 31, 2010 and 2009, the number of options exercisable was 135,025 and 139,025, respectively, at weighted-average exercise prices of  $35.20 and  $43.60, respectively.

Share-based compensation expense relating to stock options granted to employees and directors was  $4.5 million and  $4.4 million for the years ended December 31, 2010 and 2009, respectively.

As of December 31, 2010, there were  $3.9 million of unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the Plans. These costs are expected to be recognized over a weighted-average period of 2.3 years.

Stock Options and Warrants – Non-employees

In addition to stock options granted under the Plans, we have also granted options and warrants to purchase our common stock to certain non-employees that have been approved by our Board of Directors.  During 2010 and 2009, we granted options and warrants for 0 and 1,500 shares, respectively.

Stock option and warrant activity for non-employee grants for services is summarized as follows:

	Shares	Weighted avg. exercise price
Balance, December 31, 2008	52,375	$156.40

2009
Granted	1,500	20.80
Transferred *	-
Exercised
Cancelled	(11,625)	187.20
Balance, December 31, 2009	42,250	$142.80

2010
Granted		-
Transferred *	-	-
Exercised	-	-
Cancelled	(3,825)	187.20
Balance, December 31, 2010	38,425	$138.40

Stock options and warrants granted to non-employees for services outstanding at December 31, 2010 are summarized as follows:

Description	Shares	Weighted Average Exercise Price
Warrants issued for intellectual property	9,300	$100.00
Warrants issued in connection with equity offering	2,270,625	6.80
Warrants issued in connection with debt agreement	81,500	11.20
Options and warrants issued to consultants	900	212.00
	2,362,325	$7.40

Share-based compensation expense relating to stock options and warrants granted to non-employees amounted to  $402,000 and  $63,000 for the years ended December 31, 2010 and 2009, respectively.

Common Stock

During 2010 and 2009, we issued 17,500 and 22,850 shares of common stock, respectively, for consulting services valued at  $272,000 and  $287,000, respectively. Generally, these costs are amortized to share-based expense on a straight-line basis over the related service periods, generally ranging from six months to one year. Share-based compensation expense relating to all common stock issued for consulting services was  $402,000 and  $197,000 for the years ended December 31 2010 and 2009, respectively.

Employee Stock Purchase Plan

Our qualified employee stock purchase plan (ESPP), approved by our Board of Directors and shareholders and adopted in June 2006, provides that eligible employees (employed at least 90 days) have the option to purchase shares of our common stock at a price equal to 85% of the lesser of the fair market value as of the first day or the last day of each offering period. Purchase options are granted semi-annually and are limited to the number of whole shares that can be purchased by an amount equal to up to 10% of a participant’s annual base salary.  As of December 31, 2010, there were no shares of our common stock issued pursuant to the ESPP. There was no share-based expense relating to the ESPP for the year ended December 31, 2010 and  $1,000 for the year ended December 31, 2009.

Note 12. Discontinued Operations	12 Months Ended
Dec. 31, 2010
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Note 12.  Discontinued Operations

On January 20, 2009, we sold our interest in CompCare, in which we had acquired a controlling interest in January 2007 for  $1.5 million in cash. The CompCare operations are now presented as discontinued operations in accordance with accounting rules related to the disposal of long-lived assets. Prior to the sale, the assets, and results of operations related to CompCare had constituted our behavioral health managed care services segment.

We recognized a gain of approximately  $11.2 million from this sale, which is included in income from discontinued operations in our Consolidated Statement of Operations for the three months ended March 31, 2009. The revenues and expenses of discontinued operations for the period January 1 through January 20, 2009 are as follows:

(in thousands)	Period from January 1 to January 20, 2009
Revenues:
Behavioral managed health care revenues	$710
Expenses:
Behavioral managed health care operating expenses	$703
General and administrative expenses	711
Other	50
Income (loss) from discontinued operations before provision for income tax	$(754)
Provision for income taxes	$1
Income (loss) from discontinued operations, net of tax	$(755)
Gain on sale	$11.204
Results from discontinued operations, net of tax	$10.449

Note 13. Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies Disclosure [Text Block]
Note 13.  Commitments and Contingencies

Operating Lease Commitments

We incurred rent expense of approximately  $600,000 and  $1.2 million for the years ended December 31, 2010 and 2009, respectively.  Our principal executive and administrative offices are located in Los Angeles, California and consist of leased office space totaling approximately 10,700 square feet. The initial term of the lease expired in December 2010. In December 2010, we amended and extended the lease for three years. Our base rent is currently approximately  $33,000 per month, subject to annual adjustments, with aggregate minimum lease commitments at December 31, 2010, totaling approximately  $1.2 million. Concurrent with the three year extension, the Board of Directors approved a sublease of approximately one-third of the office space to Reserva, LLC an affiliate of our Chairman and CEO. Reserva, LLC will pay the company pro-rata rent during the three-year lease period.

In September 2008, the lease was amended to include additional office space and an increase in monthly base rent of approximately  $10,000.  As a condition to the lease agreement, we secured a letter of credit collateralized by a certificate of deposit at the current amount of  $87,000 for the landlord as a security deposit.  The certificate of deposit is included in deposits and other assets in our consolidated balance sheets.  In December 2010, we further amended the lease for three additional years.

In April 2005 we entered into a five-year lease for approximately 5,400 square feet of medical office space at an initial base rent of approximately  $19,000 per month, commencing in August 2005.  The space is occupied by a managed medical practice, under a full business service management agreement.  As a condition to signing the lease, we secured a  $90,000 letter of credit for the landlord as a security deposit, which, as of December 31, 2010 has been subsequently reduced to  $45,000. The letter of credit is collateralized by a certificate of deposit in the amount of  $45,000, which is included in deposits and other assets in our consolidated balance sheet as of   December 31, 2010. In August 2010, with all base and deferred rents paid in full, we entered into another amendment to our lease for a six-month extension after which it converts to a month-to-month lease. At December 31, 2010, the minimum base rent for the medical office in Santa Monica including aggregate minimum lease commitments was approximately  $10,700, subject to annual adjustment.

In August 2006, the Company entered into a five-year lease agreement for approximately 4,000 square feet of medical office space for a company managed treatment center in San Francisco, CA.  The Company ceased operations at the center in January 2008.  In the first quarter of 2009, the Company ceased making rent payments under the lease.  In March, 2010 the Company settled the outstanding lease commitment for  $200,000 to be paid in monthly installments from March 2010 through February 2011. All payments under this settlement agreement have subsequently been paid in full.

Rent expense is calculated using the straight-line method based on the total minimum lease payments over the initial term of the lease. Landlord tenant improvement allowances and rent expense exceeding actual rent payments are accounted for as deferred rent liability in the balance sheet and amortized on a straight-line basis over the initial term of the respective leases.

Future minimum payments, by year and in the aggregate, under non-cancelable operating leases with initial or remaining terms of one year or more, consist of the following at December 31, 2010:

(in thousands)
Year ending December 31,	Amount
2011	$440
2012	413
2013	463
$1,316

Clinical Research Commitments

In prior years, we committed to unrestricted grants for clinical research study in the amount of  $400,000, payable based on achieving certain milestones. As of December 31, 2010, we had approximately  $356,000 remaining commitment for that for that clinical research study.

Legal Proceedings

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of the December 31, 2010, we were not involved in any legal proceeding that we believe would have a material adverse effect on our business, financial condition or operating results. Please see Item 3 Legal Proceedings for more information.